EXHIBIT 4.5

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                            ------------------------,

                                     Issuer

                                       and

                          ----------------------------,

                                     Trustee

                                    INDENTURE

                          Dated as of ________ __, 199_

                                   Relating to

                            ------------------------


                         ________________________ NOTES

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                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

                                     PARTIES

                              PRELIMINARY STATEMENT

                                 GRANTING CLAUSE



                                   DEFINITIONS

 SECTION 1.01.  General Definitions.........................................I-1

                                   ARTICLE II

                                    THE NOTES

 SECTION 2.01.  Forms Generally............................................II-1
 SECTION 2.02.  Forms of Notes and Certificate of Authentication...........II-1
 SECTION 2.03.  Notes Issuable in Classes; Provisions with Respect to

                Principal and Interest Payments............................II-2
 SECTION 2.04.  Denominations..............................................II-3
 SECTION 2.05.  Execution, Authentication, Delivery and Dating.............II-4
 SECTION 2.06.  Temporary Notes............................................II-4
 SECTION 2.07.  Registration, Registration of Transfer and Exchange........II-5
 SECTION 2.08.  Mutilated, Destroyed, Lost or Stolen Note..................II-6
 SECTION 2.09.  Payments of Principal and Interest; Principal and Interest
                Rights Reserved............................................II-7
 SECTION 2.10.  Persons Deemed Owners......................................II-8
 SECTION 2.11.  Cancellation...............................................II-9
 SECTION 2.12.  Authentication and Delivery of Notes.......................II-9
 SECTION 2.13.  Matters Relating to Book Entry Notes......................II-13
 SECTION 2.14.  Termination of Book Entry System..........................II-14
 SECTION 2.15.  Tax Treatment.............................................II-15

                                   ARTICLE III

                                    COVENANTS

 SECTION 3.01.  Payment of Notes..........................................III-1
 SECTION 3.02.  Maintenance of Office or Agency...........................III-1
 SECTION 3.03.  Money for Note Payments to Be Held in Trust...............III-1
 SECTION 3.04.  Corporate Existence of Owner Trustee......................III-4
 SECTION 3.05.  Protection of Trust Estate................................III-4
 SECTION 3.06.  Opinions as to Trust Estate...............................III-5
 SECTION 3.07.  Performance of Obligations; Master Servicing Agreement....III-5
 SECTION 3.08.  Investment Company Act....................................III-7
 SECTION 3.09.  Negative Covenants........................................III-7
 SECTION 3.10.  Annual Statement as to Compliance.........................III-8
 SECTION 3.11.  Recording of Assignments..................................III-8
 SECTION 3.12.  Limitation of Liability of ...............................III-8

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

 SECTION 4.01. Satisfaction and Discharge of Indenture.....................IV-1
 SECTION 4.02. Application of Trust Money..................................IV-2

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

 SECTION 5.01. Event of Default.............................................V-1
 SECTION 5.02. Acceleration of Maturity; Rescission and Annulment...........V-2
 SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by

               Trustee......................................................V-4
 SECTION 5.04. Remedies.....................................................V-4
 SECTION 5.05. [Reserved]...................................................V-5
 SECTION 5.06. Trustee May File Proofs of Claim.............................V-5
 SECTION 5.07. Trustee May Enforce Claims without Possession of Notes.......V-6
 SECTION 5.08. Application of Money Collected...............................V-6
 SECTION 5.09. Limitation on Suits..........................................V-7
 SECTION 5.10. Unconditional Rights of Noteholders to Receive Principal
               and Interest.................................................V-8
 SECTION 5.11. Restoration of Rights and Remedies...........................V-8
 SECTION 5.12. Rights and Remedies Cumulative...............................V-8
 SECTION 5.13. Delay or Omission Not Waiver.................................V-8
 SECTION 5.14. Control by Noteholders.......................................V-9
 SECTION 5.15. Waiver of Past Defaults......................................V-9
 SECTION 5.16. Undertaking for Costs.......................................V-10
 SECTION 5.17. Waiver of Stay or Extension Laws............................V-10
 SECTION 5.18. Sale of Trust Estate........................................V-10
 SECTION 5.19. Action on Notes.............................................V-12

                                   ARTICLE VI

                                   THE TRUSTEE

 SECTION 6.01. Duties of Trustee...........................................VI-1
 SECTION 6.02. Notice of Default...........................................VI-2
 SECTION 6.03. Rights of Trustee...........................................VI-3
 SECTION 6.04. Not Responsible for Recitals or Issuance of Notes...........VI-4
 SECTION 6.05. May Hold Notes..............................................VI-5
 SECTION 6.06. Money Held in Trust.........................................VI-5
 SECTION 6.07. Compensation and Reimbursement..............................VI-6
 SECTION 6.08. Eligibility; Disqualification...............................VI-7
 SECTION 6.09. Trustee's Capital and Surplus...............................VI-7
 SECTION 6.10. Resignation and Removal; Appointment of Successor...........VI-7
 SECTION 6.11. Acceptance of Appointment by Successor......................VI-8
 SECTION 6.12. Merger, Conversion, Consolidation or Succession to
               Business of Trustee.........................................VI-9
 SECTION 6.13. Preferential Collection of Claim Against Issuer.............VI-9
 SECTION 6.14. Co-trustees and Separate Trustees...........................VI-9
 SECTION 6.15. Authenticating Agents......................................VI-11
 SECTION 6.16. Payment of Certain Insurance Premiums......................VI-12

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

 SECTION 7.01.  Issuer to Furnish Trustee Names and Addresses of
                Noteholders................................................VII-1
 SECTION 7.02.  Preservation of Information; Communications to
                Noteholders................................................VII-1
 SECTION 7.03.  Reports by Trustee.........................................VII-1
 SECTION 7.04.  Reports by Issuer..........................................VII-2
 SECTION 7.05.  Notice to the Rating Agencies[, to the Insurer and to the
                Swap Provider].............................................VII-2


                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

 SECTION 8.01.  Collection of Moneys......................................VIII-1
 SECTION 8.02.  Distribution Account......................................VIII-1
 SECTION 8.03.  General Provisions Regarding Pledged Accounts.............VIII-2
 SECTION 8.04.  Purchases of Defective Pledged Mortgages..................VIII-3
 SECTION 8.05.  Grant of Replacement Pledged Mortgage.....................VIII-4
 SECTION 8.06.  Reports by Trustee to Noteholders.........................VIII-4
 SECTION 8.07.  Reports by Trustee........................................VIII-4
 SECTION 8.08.  Trust Estate; Release and Delivery of Mortgage

                Documents.................................................VIII-5
 SECTION 8.09.  [Reserved]................................................VIII-5
 SECTION 8.10.  Master Servicer as Agent and Bailees of Trustee...........VIII-5
 SECTION 8.11.  Opinion of Counsel........................................VIII-6
 SECTION 8.12.  Release of Pledged Mortgages..............................VIII-6

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

 SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders.....IX-1
 SECTION 9.02.  Supplemental Indentures With Consent of Noteholders........IX-2
 SECTION 9.03.  Execution of Supplemental Indentures.......................IX-4
 SECTION 9.04.  Effect of Supplemental Indentures..........................IX-4
 SECTION 9.05.  Conformity with Trust Indenture Act........................IX-5
 SECTION 9.06.  Reference in Notes to Supplemental Indentures..............IX-5
 SECTION 9.07.  Amendments to Deposit Trust Agreement or
                Administration Agreement...................................IX-5

                                    ARTICLE X

                               REDEMPTION OF NOTES

 SECTION 10.01. Redemption...................................................X-1
 SECTION 10.02. Form of Redemption Notice....................................X-1
 SECTION 10.03. Notes Payable on Redemption Date.............................X-2
 SECTION 10.04. Retention of Notes by Issuer.................................X-2


                                   ARTICLE XI

                                  MISCELLANEOUS

 SECTION 11.01. Compliance Certificates and Opinions........................XI-1
 SECTION 11.02. Form of Documents Delivered to Trustee......................XI-1
 SECTION 11.03. Acts of Noteholders.........................................XI-2
 SECTION 11.04. Notices, etc. to Trustee and Issuer.........................XI-3
 SECTION 11.05. Notices and Reports to Noteholders; Waiver of Notices.......XI-4
 SECTION 11.06. Rules by Trustee and Agents.................................XI-5
 SECTION 11.07. Conflict with Trust Indenture Act...........................XI-5
 SECTION 11.08. Effect of Headings and Table of Contents....................XI-5
 SECTION 11.09. Successors and Assigns......................................XI-5
 SECTION 11.10. Separability................................................XI-5
 SECTION 11.11. Benefits of Indenture.......................................XI-5
 SECTION 11.12. Legal Holidays..............................................XI-6
 SECTION 11.13. Governing Law...............................................XI-6
 SECTION 11.14. Counterparts................................................XI-6
 SECTION 11.15. Recording of Indenture......................................XI-6
 SECTION 11.16. Issuer Obligation...........................................XI-6
 SECTION 11.17. Inspection..................................................XI-7
 SECTION 11.18. Usury.......................................................XI-7
 SECTION 11.19. No Petition.................................................XI-7

                                  [ARTICLE XII

                                THE NOTE INSURER

 SECTION 12.01. Certain Matters Regarding the Insurer and The Insurer's
                Policy....................................................XII-1]

 TESTIMONIUM..............................................................S-1
 SIGNATURES AND SEALS.....................................................S-1
 ACKNOWLEDGMENTS..........................................................S-3
 SCHEDULE A  - Schedule of Pledged Mortgages..............................A-1

 EXHIBIT I - Letter  Agreement with the Depository
 EXHIBIT II - Form of Class A-1 Note
 EXHIBIT III - Form of Class A-2 Note
 [EXHIBIT IV - Form of Note Insurance Policy]


                                     PARTIES

     INDENTURE, dated as of ________ __, 199_ (as amended or supplemented from time to time as permitted hereby, the "Indenture"), between _______________________ (herein, together with its permitted successors and
assigns,             called             the             "Issuer"),             a
________________________________________________,                            and
____________________________,  a ______________________________________________,
as trustee (together with its permitted successors in the trusts hereunder, the "Trustee").

                              PRELIMINARY STATEMENT

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for its ____________________________ Notes (the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes[, the Insurer and the Swap Provider]. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Notes [and the Insurer,] all of the Issuer's right, title and interest in and to (a) the Pledged Mortgages identified in Schedule A to this Indenture, including the related Mortgage Documents, which the Issuer has caused to be delivered to the Custodian herewith, and all interest and principal received or receivable by the Issuer on or with respect to the Pledged Mortgages after the Cut-Off Date and all interest and principal payments on the Pledged Mortgages received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Pledged Mortgages on or before the Cut-off Date, and all other proceeds received in respect of such Pledged Mortgages, (b) the Issuer's rights under the Mortgage Loan Purchase Agreement, the Management Agreement, the Administration Agreement, the Swap Agreement, the Master Servicing Agreement, the Assignment and Assumption Agreement and the Master Mortgage Loan Purchase Agreement [(c) the Insurance Policies,] (d) all cash, instruments or other property held or required to be deposited in the Note Account or the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account or the Note Account), (e) property that secured a Pledged Mortgage that has become an REO property, and
(f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, [and for the benefit of the Insurer and the Swap Provider,] and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture with respect to the Notes, (iii) compliance with the provisions of this Indenture, all as provided in this Indenture, (iv) the payment of all amounts due by the Issuer to the [Insurer, including the obligations of the Issuer to the Insurer under this Indenture, the Administration Agreement and the Insurance Agreement, and (v) the payment of all amounts due by the Issuer to the Swap Provider, including the obligations of the Issuer to the Swap Provider under the Swap Agreement.] All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

     The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Holders of the Notes [and the Insurer] may be adequately and effectively protected.

     [The Trustee agrees that it will hold the Insurer's Policy in trust and that it will hold any proceeds of any claim made upon the Insurer's Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and of the Insurer's Policy.]

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     GENERAL DEFINITIONS.

     Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Trustee or of which the Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). Capitalized terms that are used but not defined in this Indenture and which are defined in the Administration Agreement have the meanings assigned to them therein. All other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

     "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

     "ACT": With respect to any Noteholder, as defined in Section 11.03.

     "ADMINISTRATION AGREEMENT": The Administration Agreement dated as of

________________  ____,  199____  among the Issuer,  ________________,  the
Administrator and the Trustee.

     "ADMINISTRATOR":   ____________________________,   in   its   capacity   as
administrator under the Administration Agreement.

     "ADVANCE": The payment of any principal or interest required to be made by the Master Servicer with respect to any Payment Date pursuant to the Master Servicing Agreement.

     "AFFILIATE": With respect to any Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AGENT": Any Note Registrar, Paying Agent or Authenticating Agent.

     "APPRAISED VALUE": With respect to any Pledged Mortgage, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Pledged Mortgage other than a Refinancing Pledged Mortgage, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Pledged Mortgage and (b) the sales price of the Mortgaged Property at the time of the origination of such Pledged Mortgage; (ii) with respect to a Refinancing Pledged Mortgage, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Pledged Mortgage.

     "ASSIGNMENT AND ASSUMPTION AGREEMENT": The Assignment,
Assumption and Recognition Agreement, dated as of ________________ ____, 199____, among the Master Servicer, ________________ and the Depositor pursuant to which ________________'s rights under the Master Servicing Agreement are assigned to the Depositor.

     "ASSIGNMENTS": Collectively (i) the original instrument of assignment of a Mortgage, including any interim assignments from the originator or any other holder of any Pledged Mortgage, and (ii) the original instrument of assignment of such Mortgage, made by the Issuer to the Trustee (which in either case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages as well and which may also, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Trustee).

     "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Trustee at the request of the Issuer pursuant to Section 6.15, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor.

     "AUTHORIZED OFFICER": Any officer of the Owner Trustee who is authorized to act for the Owner Trustee in respect of the Issuer and whose name appears on a list of such authorized officers furnished by the Owner Trustee to the Trustee, as such list may be amended or supplemented from time to time, and any officer of the Issuer who is authorized to act pursuant to the Deposit Trust Agreement and whose name appears on a list furnished by the Depositor to the Owner Trustee and the Trustee, as such list may be amended or supplemented from time to time.

     "BANK":                 ________________________________,                 a
________________________________, in its individual capacity and not as Owner Trustee.

     "BANKRUPTCY CODE": The United States Bankruptcy Reform Act of 1978, as amended.

     "BENEFICIAL OWNER": With respect to a Book Entry Note, the Person who is the beneficial owner of such Book Entry Note.

     "BOOK ENTRY NOTES": The Notes shall be registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "BOOK ENTRY TERMINATION": As defined in Section 2.14.

     "BUSINESS DAY": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the State of Maryland, or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     "CLASS": Collectively, all of the Notes bearing the same class designation. The Notes are divided into Classes as provided in Section 2.03.

     "CLOSING DATE": November 6, 1997.

     "CODE": The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     "COMMISSION": Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

     "CONVERTED MORTGAGE LOAN": A Convertible Mortgage that has converted to a fixed rate mortgage.

     "CONVERTIBLE MORTGAGE": A Pledged Mortgage that provides the Mortgagor with an option to convert the Mortgage Rate to a fixed rate.

     "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee located at ________________________, _____________________,
_____________________, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, [the Insurer, the Issuer and the Swap Provider,] or the principal corporate trust office of any successor Trustee.

     "CUT-OFF DATE": With respect to the Pledged Mortgages, ________________ ____, 199____.

     "DEBT SERVICE REDUCTION": With respect to any Pledged Mortgage, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Pledged Mortgage which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     "DEFAULT": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

     "DEFAULTED PLEDGED MORTGAGE": The meaning specified in Section 8.04(e).

     "DEFICIENT VALUATION": With respect to any Pledged Mortgage, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Pledged Mortgage, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     "DEFINITIVE NOTES": Notes other than Book Entry Notes.

     "DELETED PLEDGED MORTGAGE": As defined in Section 2 of the Administration Agreement.

     "DENOMINATION": With respect to each Note, the amount set forth on the face thereof as the "Initial Principal Amount of this Note".

     "DEPOSITOR": ________________________________ , a

-------------------------.

     "DEPOSITORY": The initial Depository with respect to each Class of Book Entry Notes shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     "DEPOSITORY PARTICIPANTS": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "DEPOSIT TRUST AGREEMENT": The Deposit Trust Agreement, dated as of ________________ ____, 199____, between ________________________, as Owner
Trustee, and the Depositor, creating the Issuer, as amended or supplemented from time to time.

     "DISTRIBUTION ACCOUNT": The separate Eligible Account created and maintained by the Trustee pursuant to Section 8.02 in the name of the Trustee for the benefit of the Noteholders [and the Insurer] and designated "____________________________ in trust for registered holders of ____________________________, ____________________________ Notes." Funds in the
Distribution Account shall be held in trust for the Noteholders [and the Insurer] for the uses and purposes set forth in this Indenture.

     "ESCROW ACCOUNT": The Eligible Account or Accounts established and maintained pursuant to the Master Servicing Agreement.

     "EVENT OF DEFAULT": The meaning specified in Section 5.01.

     "EXPENSE FEE RATE": As to each Pledged Mortgage, and any calendar month, equals the sum of the Servicing Fee Rate and any premium payable by ________________________ to a correspondent lender with respect to such Pledged Mortgage and the per annum rate that represents such Pledged Mortgage's pro rata share, for such month, of the sum of the Management Fee[, the Insurer Premium] and the fees payable to the Owner Trustee and the Custodian.

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "FHLMC": Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     "FIRREA": The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

     "FNMA": Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     "GRANT": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Pledged Mortgage and related Mortgage Documents, a Permitted Investment, the Administration Agreement, the Swap Agreement, the Mortgage Loan Purchase Agreement, the Management Agreement, the Master Servicing Agreement, the Assignment and Assumption Agreement, the Master Mortgage Loan Purchase Agreement, [an Insurance Policy], or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, condemnation awards, purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "HIGHEST LAWFUL RATE": The meaning specified in Section 11.18.

     "HOLDER": The holder of Notes issued pursuant to this Indenture.

     "INDENTURE" or "THIS INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

     "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and with the approval of the Trustee, which approval shall not be unreasonably withheld, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "INDEX": As to each Pledged Mortgage, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

     "INDIRECT   PARTICIPANT":   A  broker,  dealer,  bank  or  other  financial
institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

     "INDIVIDUAL NOTE": A Note of an original principal amount of $1,000; a Note of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by $1,000.

     ["INSURANCE AGREEMENT": The Insurance and Indemnity Agreement dated as of __________________ ____, 199__, by and among the Insurer,
________________________, the Depositor, the Issuer, the Administrator and the Trustee.

     "INSURANCE POLICY": With respect to any Pledged Mortgage, any primary mortgage guaranty insurance policy or other insurance policy with respect to the Pledged Mortgages, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policy (but shall not include the Insurer's Policy or the Limited Purpose Surety Note).

                  "INSURER":  ____________________________, a
____________________________ and any successor thereto.

     "INSURER DEFAULT": The existence and continuance of any of the following:

     (a) an Insurer Payment Default; or

     (b) the filing of any petition or commencement of any case or proceeding by the Insurer under any state or federal law relating to insolvency or bankruptcy or the consent of Insurer to the entry of any decree or order for relief in an involuntary case or proceeding under any state or federal bankruptcy or insolvency law or the making of a general assignment of the Insurer for the benefit of its creditors or the admission of the Insurer in writing in its inability to pay its debts as they become due; or

     (c) a court of competent jurisdiction or other competent regulatory agency enters a final and nonappealable order, judgment or decree which is unstayed and in effect for a period of 60 consecutive days under any state or federal bankruptcy or insolvency law to appoint a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of the Insurer's property or authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer or the taking of possession of all or any material portion of the Insurer's property.

     "INSURER'S POLICY": The financial guaranty insurance policy issued by the Insurer covering the Notes issued pursuant to the Insurance Agreement.

     "INSURER PAYMENT DEFAULT": Failure and continued failure by the Insurer to make an Insured Payment required under the Insurer's Policy in accordance with its terms.]

     "INVESTOR CERTIFICATE": As defined in Section 1.01 of the Deposit Trust Agreement.

     "ISSUER": ________________________ formed pursuant to the Deposit Trust Agreement.

     "ISSUER ORDER" and "ISSUER REQUEST": A written order or request that is dated and signed in the name of the Issuer by an Authorized Officer and delivered to the Trustee.

     "LETTER AGREEMENT": With respect to the Book Entry Notes, the letter agreement among the Issuer, the Trustee and the Depository governing book entry transfers of, and certain other matters with respect to, such Book Entry Notes and attached as Exhibit I hereto.

     "MANAGEMENT AGREEMENT": The Management Agreement, dated as of ________________ ____, 199____, between ________________ and the Issuer, under which ________________ provides certain management services to the Issuer, as such agreement may be amended or supplemented from time to time.

     "MARGIN": As to each Pledged Mortgage, the percentage amount set forth on the related Mortgage Note which is to be added to the Index in calculating the Mortgage Rate thereon.

     "MASTER MORTGAGE LOAN PURCHASE AGREEMENT": The Master Mortgage Loan Purchase Agreement dated as of ________________ ____, 199____, as amended, between ________________ and ________________, but only to the extent that such agreement relates to the Pledged Mortgages.

     "MASTER   SERVICER":    ________________,   and   any   Person   succeeding
________________ as master servicer under the Master Servicing Agreement.

     "MASTER SERVICER DEFAULT": Any event of default under the Master Servicing Agreement that subjects the Master Servicer to termination pursuant to the terms thereof.

     "MASTER SERVICING ACCOUNT": The account or accounts created and maintained pursuant to the Master Servicing Agreement.

     "MASTER SERVICING AGREEMENT": Collectively, the Master Servicing Agreement dated as of ________________ ____, 199____, as amended, between ________________
____ and ________________ and the Pledged Asset Mortgage Servicing Agreement dated as of ________________ ____, 199____ between ________________ and
________________, but only to the extent that such agreements relate to the master servicing of the Pledged Mortgages, including those Pledged Mortgages that are Mortgage 100SM Loans or ParentPower(R) Mortgage Loans.

     "MATURITY": With respect to any Note, the date on which the entire unpaid principal amount of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity of the final installment of such principal or by declaration of acceleration, call for redemption or otherwise.

     "MOODY'S": Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 11.04 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Surveillance Mortgage Group or such other address as Moody's may hereafter furnish to the Issuer, the Trustee and the Master Servicer.

     "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     "MORTGAGE  NOTE":   The  original   executed  note  or  other  evidence  of
indebtedness  evidencing  the  indebtedness  of  a  Mortgagor  under  a  Pledged
Mortgage.

     "MORTGAGE RATE": The annual rate of interest borne by a Mortgage Note from time to time.

     "MORTGAGED PROPERTY": The underlying property securing a Pledged Mortgage.

     "MORTGAGOR": The obligor(s) on a Mortgage Note.

     "NET MORTGAGE RATE": As to any Pledged Mortgage and Payment Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Payment Date reduced by the related Expense Fee Rate.

     "NOTE ACCOUNT": The separate Eligible Account or Accounts created and maintained by the Administrator pursuant to the Administration Agreement with a depository institution in the name and for the benefit of the Trustee on behalf of Noteholders[, the Insurer and the Swap Provider,] and designated "Note Account in trust for the registered holders of ________________________ ________________________ Notes."

     "NOTE DISTRIBUTION AMOUNT": As to any Payment Date, the sum of (i) the Interest Payment Amount and (ii) the Principal Payment Amount.

     "NOTEHOLDER" OR "HOLDER": The Person in whose name a Note is registered in the Note Register.

     "NOTE INTEREST RATE": The Class A-1 Interest Rate or the Class A-2 Interest Rate, as applicable.

     "NOTE REGISTER" AND "NOTE REGISTRAR": As defined in Section 2.07.

     "NOTES": Any notes authorized by, and authenticated and delivered under, this Indenture.

     "OFFICERS' CERTIFICATE": A certificate signed by two Authorized Officers.

     "OPERATIVE AGREEMENTS": The meaning ascribed thereto in the Deposit Trust Agreement.

     "OPINION OF COUNSEL": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and who shall be reasonably satisfactory to the Trustee [and the Insurer].

     "ORIGINAL CLASS A-1 PRINCIPAL BALANCE": $__________________

     "ORIGINAL CLASS A-2 PRINCIPAL BALANCE": $__________________

     "ORIGINAL PLEDGED MORTGAGE": The Pledged Mortgage refinanced in connection with the origination of a Refinancing Pledged Mortgage.

     "ORIGINAL POOL PRINCIPAL BALANCE": The Pool Principal Balance as of the Cut-off Date.

     "OTS": The Office of Thrift Supervision.

     "OUTSTANDING": As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made;

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee [and the Insurer] is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

          (iv) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.08; provided, however, that in determining whether the Holders of the requisite percentage of the aggregate Principal Amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding (unless any Affiliate of the Issuer or such other obligor holds 100% of the aggregate Principal Amount of the Outstanding Notes), except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor; provided further, however, that Notes that have been paid with proceeds of the [Insurer's Policy] shall be deemed to remain Outstanding for purposes of this Indenture until [the Insurer] has been paid as subrogee under this Indenture, such payment to be evidenced by a written notice from [the Insurer] to the Trustee, [and the Insurer] shall be deemed to be the Holder thereof to the extent of any payments thereon made by [the Insurer]; provided further that [the Insurer] shall not be entitled to receive more than the [Insurer Reimbursement Amount], in accordance with Section 2.03(b) of this Indenture.

     "OUTSTANDING PLEDGED MORTGAGE": As of any Due Date, a Pledged Mortgage with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Pledged Mortgage prior to such Due Date.

     "OWNER        TRUSTEE":         ________________________________,         a
________________________________, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

     "PARTICIPANT": A participating organization that utilizes the services of the Depository Trust Company.

     "PAYING AGENT": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Notes on behalf of the Issuer.

     "PAYMENT DATE": With respect to the Notes and the Investor Certificate, the 25th day of each calendar month after the initial issuance of the Notes and the Investor Certificate or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in November 1997.

     "PAYMENT DATE STATEMENT": The meaning specified in Section 3(e) of the Administration Agreement.

     "PERMITTED ENCUMBRANCE": Any lien, charge, security interest, mortgage or other encumbrance Granted by the Issuer in the Trust Estate, provided that:

          (i) such lien, charge, security interest, mortgage or encumbrance extends only to a portion of the Trust Estate which is limited to cash deliverable or payable to the Issuer pursuant to Section 8.01 or Section 8.02(d);

          (ii)  such  lien,  charge,   security  interest,   mortgage  or  other
     encumbrance secures indebtedness which the Issuer is permitted to incur under the terms of this Indenture; and

          (iii) the beneficiary of such lien, charge, security interest, mortgage or other encumbrance has agreed that in connection with the enforcement thereof it will not bring any Proceeding seeking, or which would result in, the sale of any portion of the Trust Estate and will not file any petition for the commencement of insolvency proceedings with respect to the Issuer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any of its property, or seeking an order for the winding up or liquidation of the affairs of the Issuer.

     "PERSON": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PLEDGED  ACCOUNTS":   The  Note  Account  and  the  Distribution   Account
(exclusive of any earnings on investments made with funds deposited in the Distribution Account or the Note Account).

     "PLEDGED MORTGAGES": Such of the mortgage loans Granted to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Estate (including any REO Property), the mortgage loans so held being identified in the Schedule of Pledged Mortgages attached as Schedule A to this Indenture, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

     "PREDECESSOR NOTES": With respect to any particular Note of a Class, every previous Note of that Class evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

     "PREFERENCE CLAIM": Any amount previously distributed to a Noteholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code as amended from time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "PRINCIPAL AMOUNT": As of any Payment Date, in the case of the Class A-1 Notes, the Original Class A-1 Principal Balance reduced by all amounts previously distributed to holders of the Class A-1 Notes as payments of principal or, in the case of the Class A-2 Notes, the Original Class A-2
Principal Balance reduced by all amounts previously distributed to holders of the Class A-2 Notes as payments of principal and, or, if the context so provides, the aggregate of such balances for both Classes of Notes.

     "PRINCIPAL PREPAYMENT": Any payment of principal by a Mortgagor on a Pledged Mortgage that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "PRINCIPAL PREPAYMENT IN FULL": Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Pledged Mortgage.

     "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

     "PROSPECTUS SUPPLEMENT": The Prospectus Supplement dated _________________ ____, 199__ relating to the Notes.

     "RATING AGENCY": Each of S&P and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     "RECORD DATE": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of, or interest on, any Notes (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last day of the month preceding the month of such Payment Date.

     "REDEMPTION DATE": Any Payment Date on which Notes are to be redeemed.

     "REDEMPTION PRICE": With respect to the Notes to be redeemed, an amount equal to ____% of the Principal Amount of the Class A-1 Notes and ____% of the Principal Amount of the Class A-2 Notes, together with all unpaid Interest Payment Amounts.

     "REFINANCING   PLEDGED  MORTGAGE":   Any  Pledged  Mortgage  originated  in
connection with the refinancing of an existing mortgage loan.

     "RESPONSIBLE OFFICER": With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "S&P": Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. For purposes of Section 11.04 the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer, the Trustee and the Master Servicer.

     "SAIF": The Savings Association Insurance Fund, or any successor thereto.

     "SALE": The meaning specified in Section 5.18(a).

     "SECURITIES ACT": The Securities Act of 1933, as amended.

     "STATED MATURITY": With respect to any and all Notes, _________________ ____, 20__.

     "STATED PRINCIPAL BALANCE": As to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Pledged Mortgage) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

     ["SWAP AGREEMENT": The ISDA Master Agreement with an attached Schedule and Confirmation, dated as of ________________ ____, 199____, between the Issuer and the Swap Provider.

     "SWAP PROVIDER": ________________________________ and its successors.]

     "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Noteholders [and the Insurer] as of any particular time (including, without limitation, all property and interests Granted to the Trustee), including all proceeds thereof.

     "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Closing Date, unless otherwise specifically provided.

     "TRUSTEE":  ____________________________,  a  ____________________________,
and any Person succeeding as Trustee hereunder pursuant to Section 6.12 or any other applicable provision hereof.

     "VOTING RIGHTS": With respect to all of the provisions of this Indenture requiring the consent, vote, resolution or similar action of the Noteholders, the voting rights represented by each Note as against the other Noteholders, which voting rights shall be in the proportion borne by the Principal Amount of such Note to the aggregate Principal Amounts of the Notes.

                                   ARTICLE II

                                    THE NOTES

SECTION 2.01.     FORMS GENERALLY.

     The Notes and the Trustee's certificate of authentication shall be in substantially the form required by this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

     The Definitive Notes may be produced in any manner determined by the officers executing such Notes, as evidenced by their execution thereof; provided, however, that in the event the Notes are listed on any securities exchange, the Notes shall be produced in accordance with the rules of any securities exchange on which the Notes may be listed.

SECTION 2.02.     FORMS OF NOTES AND CERTIFICATE OF AUTHENTICATION.

     (a) The form of Note which is a Class A-1 Note is attached hereto as Exhibit II.

     (b) The  form of Note  which  is a Class  A-2 Note is  attached  hereto  as
Exhibit III.

     (c) The form of the Trustee's certificate of authentication is as follows:

     "This is one of the Notes referred to in the within mentioned Indenture.


                                            ___________________________________
                                            as Trustee

                                            By: ________________________________
                                                Authorized Signatory"

     (d) The form of assignment is as follows:

     "FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________

                     ______________________________________
                     (Please insert Social Security or other

                         Identifying Number of Assignee)
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


               (Please print or type name and address of Assignee)

     the within Note of ________________________, and does hereby irrevocably constitute and appoint ______________ Attorney to transfer such Note on the books of the within named trust, with full power of substitution in the premises.

Dated: _______________________________   _______________________________________
                                          Notice:    The   signature   to   this
                                          assignment  must  correspond  with the
                                          name as written  upon the face of this
                                          Note  in  every   particular   without
                                          alteration  or   enlargement   or  any
                                          change whatever. The signature must be
                                          guaranteed  by a member of a signature
                                          guaranty medallion program.  Notarized
                                          or   witnessed   signatures   are  not
                                          acceptable."

SECTION 2.03. NOTES ISSUABLE IN CLASSES; PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS.

     (a) General.

     The Notes shall be designated generally as the "________________________, "________________________ Notes" of the Issuer. Each Note shall bear upon the face thereof the designation so selected for the Class to which it belongs.

     Notes of each  Class  shall  constitute  Book  Entry  Notes as set forth in
Section 2.13 hereof. The Notes shall be issued in two Classes, the Class A-1 Notes and the Class A-2 Notes. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $________________ with respect to the Class A-1 Notes and $________________ with respect to the Class A-2 Notes, except for Notes authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of Notes pursuant to Sections 2.06, 2.07 and 2.08 hereof.

     All of the Notes shall be issued in the appropriate forms attached as Exhibits hereto with such additions and completions as are appropriate for each such Class.

     The final installments of principal of the Classes of Notes shall be payable at the Stated Maturity. The principal of each Note shall be payable in installments ending no later than the Stated Maturity of the final installment of the principal thereof unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise. For each Payment Date prior to the Stated Maturity, the aggregate amount of each installment of principal due and payable on each Class of Notes shall be as provided in Section 2.03(b). All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note, then, if applicable, to any Noteholders' Interest Carryover then to the principal thereof.

     (b) Payments of Principal of and Interest on the Notes.

     On each Payment Date, the Trustee shall withdraw Net Available Funds [(and any amounts on deposit pursuant to claims under the Insurer's Policy)] from the Distribution Account and distribute such funds to the Noteholders [and the
Insurer,  as  applicable,]  in the  following  amounts  and  order of  priority:
________________________________.

     Each Class of Notes shall accrue interest at the related Note Interest Rate, and such interest shall be payable on each Payment Date as provided in
Section 2.09(a). All principal payments on each Class of Notes shall be made pro rata to the Holders of each Class of Notes entitled thereto in the proportion that the Principal Amount of each such Class bears to the other Class.

SECTION 2.04.     DENOMINATIONS.

     Each Class of Book Entry Notes shall be evidenced initially by one or more Notes representing the entire aggregate Principal Amount of such Class of Notes as of the Closing Date, beneficial ownership of which may be held in denominations representing Principal Amounts of $1,000 and in multiples of $1,000 in excess thereof. All of the Book Entry Notes shall be initially registered on the Note Register in the name of Cede & Co., the nominee of the Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in the Book Entry Notes, except in the event of Book Entry Termination.

SECTION 2.05.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Notes shall be executed by an Authorized Officer in the name and on behalf of the Issuer. The signature of such officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed on behalf of the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.06.     TEMPORARY NOTES.

     So long as the Book Entry Notes are held by the Depository for the Participants in book-entry form, they may be typewritten or in any other form acceptable to the Issuer, the Trustee and the Depository. At any time during which the Book Entry Notes are not held by the Depository for the Participants in book-entry form, the Definitive Notes shall be lithographed or printed with steel engraved borders.

     Pending the preparation of Definitive Notes, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they may be so issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver and exchange therefor a like principal amount of definitive Notes of the same Class and of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes of the same Class.

SECTION 2.07.     REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Note Registrar.

     At any time the Trustee is not also the Note Registrar, the Trustee shall be a co-Note Registrar. The Issuer shall cause each co-Note Registrar to furnish the Note Registrar, promptly after each authentication of a Note by it, appropriate information with respect thereto for entry by the Note Registrar into the Note Register. If the Trustee shall at any time not be authorized to keep and maintain the Note Register, the Trustee shall have the right to inspect such Note Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Note Register as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes so held.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and Class.

     At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate initial principal amount and Class, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.08 not involving any transfer.

SECTION 2.08.     MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

     If (1) any mutilated Note is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note and (2) there is delivered to the Trustee such security or indemnity as may be required by the Trustee [and the Insurer] to save the Issuer [and the Insurer] and the Trustee harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

     Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.09. PAYMENTS OF PRINCIPAL AND INTEREST; PRINCIPAL AND INTEREST RIGHTS RESERVED.

     (a) The Notes of each Class shall bear interest for each Interest Accrual Period at the Note Interest Rate for the Notes of such Class, which interest shall be due and payable on each Payment Date on the unpaid principal amount of the Notes of such Class commencing on the Closing Date and continuing on each Payment Date thereafter until the entire unpaid principal amount of the Notes of such Class is paid, whether by acceleration or otherwise, and (to the extent lawful and enforceable) shall bear interest on overdue interest at the Note Interest Rate for the Notes of such Class all as specified herein, in the forms of the Notes and in the Administration Agreement. In addition, in the circumstances specified in the Administration Agreement, Noteholders' Interest Carryover may accrue with respect to the Notes which shall be payable as specified herein, in the forms of the Notes and in the Administration Agreement.

     The principal of the Notes shall be payable as specified herein, in the forms of the Notes and in the Administration Agreement until the entire unpaid principal balance of the Notes of such Series is paid.

     (b) Each payment of principal of and interest on, and any Noteholders' Interest Carryover with respect to, a Book Entry Note shall be paid to the Depository, which shall credit the amount of such payments to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Notes that it represents. All such credits and disbursements are to be made by the Depository and the Depository Participants in accordance with the provisions of the Notes. Neither the Trustee, the Note Registrar[, the Insurer] nor the Issuer shall have any responsibility for such credits and disbursements.

     Each payment of principal of and interest on, and any Noteholders' Interest Carryover with respect to, a Definitive Note shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, for the applicable Payment Date by check mailed to such Person's address as it appears in the Note Register on such Record Date, except for the final installment of principal payable with respect to such Note, which shall be payable as provided in Section 2.09(c).

     All payments of principal of and interest on, and any Noteholders' Interest Carryover with respect to, the Notes shall be made only from the Trust Estate and any other assets of the Issuer, and each Holder of the Notes, by its acceptance of the Notes, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither the Owner Trustee in its individual capacity, the Owner nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for any amounts payable, or performance due, under the Notes or this Indenture.

     (c) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and any Note issued upon transfer thereof or in exchange therefor or in lieu thereof. The final installment of principal of each Note (including the Redemption Price of any Note called for redemption), shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the office or agency of the Issuer maintained by it for such purpose in the Borough of Manhattan, the City of New York, State of New York, pursuant to Section 3.02. Whenever the Trustee expects that the entire remaining unpaid principal amount of any Note will become due and payable on the next Payment Date, it shall, no later than five days prior to such Payment Date, mail or cause to be mailed to the Holder of each Note as of the close of the business on such otherwise applicable Record Date a notice to the effect that:

          (i) the Trustee expects that funds sufficient to pay such final installment will be available in the Distribution Account on such Payment Date; and

          (ii) if such funds are available, such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice).

     Notices in connection with redemptions of Notes shall be mailed to Holders in accordance with Section 10.02.

SECTION 2.10.     PERSONS DEEMED OWNERS.

     Prior to due presentment for registration of transfer of any Note, the Issuer, [the Insurer,] the Trustee, any Agent and any other agent of the Issuer, [the Insurer,] or the Trustee shall treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of, and interest on, such Note and (b) on any other date for all other purposes whatsoever, whether or not such
Note is overdue, and neither the Issuer, [the Insurer,] the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

SECTION 2.11.     CANCELLATION.

     All Notes surrendered for payment, registration of transfer, exchange or redemption (unless the Issuer elects not to retire redeemed Notes) shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

SECTION 2.12.     AUTHENTICATION AND DELIVERY OF NOTES.

     The Notes may be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee, provided, that such execution and authentication may be made in counterpart, upon Issuer Request and upon receipt by the Trustee of the following:

     (a) an Issuer Order authorizing the execution, authentication and delivery of the Notes and specifying the Classes, the Stated Maturity of the final installment of principal, the principal amount and the Note Interest Rate, of each Class of such Notes to be authenticated and delivered;

     (b) an Issuer Order authorizing the execution and delivery of this Indenture;

SECTION 2.13.     MATTERS RELATING TO BOOK ENTRY NOTES.

     (a) If the Notes are listed on any stock exchange at any time after the Closing Date, the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Notes in substantially the same form as the Notes issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Notes on such exchange. Notes in the form issued on the Closing Date shall thereafter be exchangeable for Notes in such revised form to the same extent as temporary Notes are exchangeable for Definitive Notes pursuant to Section 2.06.

     (b) Each Class of Book Entry Notes will be issued in the form of a single typewritten note certificate (each, a "DTC Certificate") to be delivered to the Depository by the Issuer substantially in the respective forms for each such Class attached as Exhibits hereto. The DTC Certificate for each such Class of Book Entry Notes shall be initially registered on the Note Register in the name of the nominee of such Depository and no Beneficial Owner will receive a certificate representing its interests in any Class of Book Entry Notes except in the event that the Trustee issues Definitive Notes, as provided in Section
2.14. Pursuant to the Letter Agreement, while each Class of the Book Entry Notes remains outstanding and such Depository remains the Holder, it will agree to make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the Book Entry Notes until and unless the Trustee authenticates and delivers Definitive Notes to the Beneficial Owners of the Book Entry Notes or their nominees, as described in Section 2.14.

     (c) Prior to Book Entry Termination, each Class of Book Entry Notes will remain registered in the name of the Depository or its nominee and at all times:
(i) registration of the Book Entry Notes may not be transferred by the Trustee or the Note Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book Entry Notes; (iii) ownership and transfers of registration of the Book Entry Notes on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and interest participating firms as representatives of the Beneficial Owners of the Book Entry Notes for purposes of exercising the rights of holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and (vi) the Trustee [and the Insurer] may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

     All transfers by Beneficial Owners of Book Entry Notes shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book Entry Notes of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

SECTION 2.14.     TERMINATION OF BOOK ENTRY SYSTEM.

     (a) The book entry system through the Depository with respect to any Class of Book Entry Notes may be terminated (a "Book Entry Termination") upon the happening of any of the following:

          (i) The Depository or the Issuer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Trustee and the Issuer;

          (ii) The Issuer at its option advises the Trustee in writing that it elects to terminate the book entry system through the Depository; or

          (iii) After the occurrence of an Event of Default (at which time the Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Depository of such Event of Default when such notice shall be given pursuant to Section 6.02), the Beneficial Owners of a majority in aggregate Principal Amount of the Book Entry Notes together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Beneficial Owners.

     (b) Upon the occurrence of any event described in subsection (a) above, the Trustee shall notify all Beneficial Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Note certificates to Beneficial Owners requesting the same, in an aggregate Principal Amount representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest, if any, and previous calls for redemption. Definitive Note certificates shall be issued only upon surrender to the Trustee of the Book Entry Note by the Depository, accompanied by registration instructions for the Definitive Note certificates. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Note certificates, all references herein to obligations imposed upon or to be performed by the Depository shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

SECTION 2.15.     TAX TREATMENT.

     The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                                   ARTICLE III

                                    COVENANTS

SECTION 3.01.     PAYMENT OF NOTES.

     The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes (and, to the extent applicable, Noteholders' Interest Carryover accrued thereon) in accordance with the terms of the Notes and this Indenture.

SECTION 3.02.     MAINTENANCE OF OFFICE OR AGENCY.

     The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York an office or agency where Notes may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee [and the Insurer] of the location and any change in the location, of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee or if at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee [and the Insurer] with the address thereof, Notes may be so presented and surrendered, and such notices and demands may be made or served, at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

     The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York, for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Notes for payment may be made only in the City of New York, the State of New York or at the Corporate Trust Office of the Trustee and (iii) any designation of an office or agency for payment of Notes shall be subject to Section 3.03. The Issuer will give prompt written notice to the Trustee [and the Insurer] of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.03.     MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

     All payments of amounts due and payable with respect to any Notes which are to be made from amounts withdrawn from the Distribution Account pursuant to
Section 8.02(c) or Section 5.08 shall be made on behalf of the Issuer by the Trustee or by a Paying Agent, and no amounts so withdrawn from the Distribution Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.08.

     If the Issuer shall have a Paying Agent that is not also the Note Registrar, it shall furnish, or cause the Note Registrar to furnish, no later than the fifth calendar day after each Record Date or the first Business Day after a Record Date applicable to a Payment Date on which the Notes will be redeemed in full, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes of each Class held by each such Holder.

     Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Payment Date, direct the Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Distribution Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Trustee for application in accordance with Article VIII.

     Any Paying Agent other than the Trustee shall be appointed by Issuer Order[, subject to the Insurer's written consent, provided, that, no Insurer Default shall have occurred and be continuing]. The Trustee is hereby appointed as the initial Paying Agent. The Issuer shall not appoint any Paying Agent which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (iv) of the definition of the term "Permitted Investments". The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (1) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement, as the case may be, in each case to the extent permitted by applicable law;

          (2) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (3) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

          (4) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

          (5) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (6) comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any Class of Notes, the Issuer has provided the calculations pertaining thereto to the Trustee.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable escheat laws, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for six years after such amount has become due and payable to the Holder of such Note shall be discharged from such trust and, upon its written request, paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Trustee may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).

SECTION 3.04.     CORPORATE EXISTENCE OF OWNER TRUSTEE.

     (a) Any corporation or association into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation or association resulting from any merger or consolidation to which the Owner Trustee shall be a party, shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Owner Trustee may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (b) Any successor to the Owner Trustee appointed pursuant to Section 10.01 of the Deposit Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     (c) Upon any consolidation or merger of or other succession to the Owner Trustee in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person succeeding to the Owner Trustee under the Deposit Trust Agreement may exercise every right and power of the Owner Trustee, on behalf of the Issuer, under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

SECTION 3.05.     PROTECTION OF TRUST ESTATE.

     (a) The  Issuer  will  from  time to time  execute  and  deliver  all  such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

          (i) Grant more effectively all or any portion of the Trust Estate;

          (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforce any of the Mortgage Documents; or

          (v) preserve and defend title to the Trust Estate and the rights of the Trustee, and of the Noteholders [and the Insurer], in the Pledged Mortgages and the other property held as part of the Trust Estate against the claims of all Persons and parties.

     The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, however, that the duty of the Trustee to execute any instrument required pursuant to this Section
3.05 shall arise only if the Trustee has knowledge pursuant to Section 6.01(d) of the occurrence of a failure of the Issuer to comply with provisions of this
Section 3.05.

     (b) Except as permitted by Section 8.08, the Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to
Section 3.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Trustee [and the Insurer] shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

SECTION 3.06.     OPINIONS AS TO TRUST ESTATE.

     On or before May 15 in each calendar year, beginning with the first calendar year commencing more than three months after the Closing Date, the Issuer shall furnish to the Trustee [and the Insurer] an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee [and the Insurer] either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such actions, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 15 in the following calendar year.

SECTION 3.07.     PERFORMANCE OF OBLIGATIONS; MASTER SERVICING AGREEMENT.

     (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Deposit Trust Agreement and the Swap Agreement. The Issuer and the Trustee shall punctually perform and observe all of their respective obligations and agreements contained in the Administration Agreement.

     (b) The Issuer shall not take any action and will use its reasonable good faith efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Documents or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Mortgage Documents, except as expressly provided or permitted in this Indenture, the Master Servicing Agreement, the Administration Agreement or such Mortgage Document or other instrument, or unless such action will not adversely affect the interests of the Holders of the Notes[, the Swap Provider and the Insurer (unless an Insurer Default has occurred and is continuing), and the Insurer (unless an Insurer Default has occurred and is continuing) shall have consented in writing thereto].

     (c) The Issuer shall monitor the performance of the Master Servicer under the Master Servicing Agreement, and shall use its reasonable good faith efforts to cause the Master Servicer duly and punctually to perform all of its duties and obligations thereunder. Upon the occurrence of a Master Servicer Default of which an Authorized Officer of the Issuer has actual knowledge under the Master Servicing Agreement, the Issuer shall promptly notify the Trustee [and the Insurer], and shall, [subject to the prior written consent of the Insurer so long as no Insurer Default has occurred and is continuing,] specify in such notice the action, if any, the Issuer is taking in respect of such Master Servicer Default. So long as any such Master Servicer Default shall be continuing [and subject to the prior written consent of the Insurer so long as no Insurer Default has occurred and is continuing,] the Trustee may (i) terminate all of the rights and powers of the Master Servicer pursuant to the applicable provisions of the Master Servicing Agreement; (ii) exercise any rights it may have to enforce the Master Servicing Agreement against the Master Servicer; and/or (iii) waive any such Master Servicer Default under the Master
Servicing Agreement or take any other action with respect to such Master Servicer Default as is permitted thereunder.

     (d) Upon any termination by the Trustee of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Trustee may appoint itself as the successor Master Servicer and the rights and powers of the Master Servicer with respect to the Pledged Mortgages shall vest in the Trustee. Under such circumstances, the Trustee shall be the successor in all respects to the Master Servicer with respect to the Pledged Mortgages under the Master Servicing Agreement until the Trustee shall have appointed, with the consent of the Issuer, such consent not to be unreasonably withheld, and the Rating Agencies [and the Insurer, provided, however, with respect to the Insurer such consent shall not be required if an Insurer Default shall have occurred and be continuing,] and in accordance with the applicable provisions of the Master Servicing Agreement, a new Person to serve as successor Master Servicer. The Trustee, at its option, may elect to continue to serve as successor Master Servicer under the Master Servicing Agreement.

     (e) Upon any termination of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Trustee shall promptly notify the Issuer[, the Insurer] and the Rating Agencies, specifying in such notice that the Trustee or any successor Master Servicer, as the case may be, has succeeded the Master Servicer under the Master Servicing Agreement, which notice shall also specify the name and address of any such successor Master Servicer.

SECTION 3.08.     INVESTMENT COMPANY ACT.

     The Issuer shall at all times conduct its operations so as not to be subject to the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

SECTION 3.09.     NEGATIVE COVENANTS.

     The Issuer shall not:

     (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate, or merge or consolidate with another entity, except as expressly permitted by this Indenture or the Administration Agreement, unless the Issuer [and the Insurer] have received an Opinion of Counsel (and have delivered a copy thereof to the Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Investor Certificates are not owned by the Depositor, cause the Trust Estate to be subject to an entity level tax for federal income tax purposes;

     (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

     (c) engage in any business or activity other than in connection with, or relating to, the issuance of the Notes and the Investor Certificate pursuant to this Indenture and the Deposit Trust Agreement, respectively[, or the obligation to pay certain amounts to the Swap Provider pursuant to the Swap Agreement, or amend Section 2.03 or Section 10.01 of the Deposit Trust Agreement as in effect on the Closing Date without, in each case, the consent of the Insurer (unless an Insurer Default has occurred and is continuing)] and the consent of the Holders of 662/3% of the aggregate Principal Amount of the Notes then Outstanding;

     (d) incur any indebtedness or assume or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

     (e) dissolve or liquidate in whole or in part; or

     (f) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture, the lien created by Section 8.04 of the Deposit Trust Agreement, as in effect on the Closing Date, or any Permitted Encumbrance) to be created on or extended to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate.

SECTION 3.10.     ANNUAL STATEMENT AS TO COMPLIANCE.

     On or before 120 days after the end of the first fiscal year of the Issuer which ends more than three months after the Closing Date, and each fiscal year thereafter, the Issuer shall deliver to the Trustee [and the Insurer, unless an Insurer Default has occurred and is continuing,] a written statement, signed by an Authorized Officer, stating that:

          (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

          (2) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof.

SECTION 3.11.     RECORDING OF ASSIGNMENTS.

     The Issuer shall cause the Assignments of the Pledged Mortgages securing the Notes to be duly recorded in the manner specified in Section 2(a)(i) of the Administration Agreement. If the Issuer fails to cause the Assignments to be recorded within the time limit provided thereunder, the Issuer shall purchase such corresponding Pledged Mortgages pursuant to Section 8.04 and the applicable provisions of the Administration Agreement.

SECTION 3.12.     LIMITATION OF LIABILITY OF________________________ .

     It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by ________________________, not individually or personally but solely as owner trustee of ________________________ under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it as Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by ________________________, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on ________________________, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any being expressly waived by the Trustee, [the Insurer,] and the Noteholders and by any Person claiming by, through or under the Trustee, [the Insurer,] and the Noteholders and (d) under no circumstances shall ________________________ be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Operative Agreements.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01.     SATISFACTION AND DISCHARGE OF INDENTURE.

     Whenever the following conditions shall have been satisfied:

     (1) either

          (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

          (B)  all  Notes  not   theretofore   delivered   to  the  Trustee  for
     cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at the Stated Maturity of the final installment of the principal thereof within one year, or

               (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clause (B)(i), (B)(ii) or (B)(iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the Stated Maturity of their entire unpaid principal amount or to the applicable Redemption Date, as the case may be, and in the case of Notes which were not paid at the Stated Maturity of their entire unpaid principal amount, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

          (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (3) the Issuer has delivered to the Trustee [and the Insurer (unless an Insurer Default has occurred and is continuing),] an Officers' Certificate and an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all Pledged Mortgages, cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Trustee to the Issuer and the Holders of Notes under Section 3.03, the obligations of the Trustee to the Holders of Notes under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of, and interest on, the Notes shall survive.

SECTION 4.02.     APPLICATION OF TRUST MONEY.

     All money deposited with the Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.01.     EVENT OF DEFAULT.

     "Event of Default", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) if the Issuer shall

               (A) default in the payment when and as due of any installment of principal of or interest on any Note and such default shall continue for ______ days, or

               (B) default in the payment of the Redemption Price of any Note which has been called for redemption pursuant to Article X;

          (2) if the Issuer shall breach, or default in the due observance, of any one or more of the covenants set forth in clauses (a) through (e) of
     Section 3.09;

          (3) if the Issuer shall breach, or default in any material respect in the due observance or performance of, any other of its covenants in this Indenture and such Default shall continue for a period of 30 days (such 30 day period to be automatically extended for 30 days upon delivery by the Issuer of an Officers' Certificate setting forth the steps being taken and stating the default is curable, to the Trustee [and, provided no Insurer Default has occurred and is continuing, to the Insurer]) after there shall have been given, by registered or certified mail, to the Issuer [and the Insurer by the Trustee, or to the Issuer and the Trustee by the Insurer, or, during the existence of an Insurer Default] by the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (4) if any representation or warranty of the Issuer made in this Indenture, or any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days (such 30 day period to be automatically extended for 30 days upon delivery by the Issuer of an Officers' Certificate setting forth the steps being taken and stating the default is curable, to the Trustee and[, provided no Insurer Default has occurred and is continuing, to the Insurer)] after there shall have been given, by registered or certified mail, written notice thereof to the Issuer [and the Insurer by the Trustee, or to the Issuer and the Trustee by the Insurer, or, during the existence of an Insurer Default,] by the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured;

          (5) the  entry  of a decree  or order  for  relief  by a court  having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

          (a) [Reserved]

          [(b) Notwithstanding the foregoing, the failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Note shall not constitute an Event of Default hereunder unless the Principal Amount of the Notes after application of all available amounts on deposit in the Distribution Account on a Payment Date exceeds the Pool Principal Balance with respect to such Payment Date or the aggregate Principal Amount of the Notes is not paid in full on the Stated Maturity. Subject to the foregoing, Section 5.01 of the Indenture shall otherwise apply in all respects to the Notes.]

SECTION 5.02.     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     Subject to Section 12.01(a)(vi) hereof, if an Event of Default occurs and is continuing with respect to the Notes, then and in every such case the Trustee or the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes may declare all the Notes to be immediately due and payable, provided, however, that if an [Insurer Default] shall have occurred and is continuing, such declaration may not have occurred prior to the 45th day after the occurrence of the applicable Event of Default, by a notice in writing to the Issuer (and to the Trustee if given by Noteholders), and upon any such declaration such Notes shall become immediately due and payable in an amount equal to:

          (i) the aggregate Principal Amount of all Classes of Notes,

          (ii) accrued and unpaid interest at the Class A-1 Interest Rate or Class A-2 Interest Rate, as applicable, on the aggregate Principal Amounts through the date of acceleration, and

          (iii) interest (but only to the extent payment thereof shall be legally enforceable) on any overdue installments of interest on the Notes from the due date of any such installments to the date of the acceleration at the Note Interest Rate at which such interest accrued or such lower rate at which payment of such interest shall be legally enforceable.

     At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, [the Insurer or, in the case of an Insurer Default,] the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all payments of principal of, and interest on, all Notes and all other amounts which would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.15.

     No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Issuer covenants that if an Event of Default shall occur and be continuing in respect to the Notes and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes:

          (i) the amounts specified in the first paragraph of Section 5.02, and

          (ii) in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, [and at the direction of the Insurer (unless an Insurer Default shall have occurred and be continuing),] may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect, out of the Trust Estate (as defined in the Deposit Trust Agreement), wherever situated, of the Issuer, the moneys adjudged or decreed to be payable in the manner provided by law; provided, however, that neither the Bank nor any of its agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts due under the Notes or this Indenture.

     If an Event of Default occurs and is continuing, [the Trustee shall, with the prior written consent of the Insurer, or, in the case of an Insurer Default,] the Trustee may proceed to protect and enforce its rights and the rights of the Noteholders by any Proceedings the Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy, including, without limitation, instituting a Proceeding prior to any declaration of acceleration of the Stated Maturity of the Notes for the collection of all amounts then due and unpaid on such Notes, prosecuting such Proceeding to final judgment or decree, enforcing the same against the Issuer and collecting out of the property, wherever situated, of the Issuer the moneys adjudged or decreed to be payable in the manner provided by law.

SECTION 5.04.     REMEDIES.

     Subject to the rights of the [Insurer] under Article XII hereof, if an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 5.18, to the extent applicable) may do one or more of the following:

     (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due;

     (b) in accordance with Section 5.18, sell the Trust Estate, other than the Issuer's rights to receive net amounts payable under the Swap Agreement, or any portion of the Trust Estate or rights or interest in the Trust Estate, at one or more public or private Sales called and conducted in any manner permitted by law;

     (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate; and

     (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder, provided, however, subject to the rights of the [Insurer] under Article XII hereof, that prior to exercising the foregoing, the Trustee shall have consulted with the Issuer concerning alternative pay down scenarios but in no event shall such consultation in any way restrict the rights of the [Insurer] to exercise the remedies set forth in this Section 5.04.

SECTION 5.05.     [RESERVED].

SECTION 5.06.     TRUSTEE MAY FILE PROOFS OF CLAIM.

     Subject to Article XII hereof, [including the rights of the
Insurer thereunder,] and in case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise to:

          (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents and take such other actions as it deems necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such Proceeding; and

          (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

SECTION 5.07.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

     All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered. Any surplus shall be available, in accordance with Section 5.08, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.08.     APPLICATION OF MONEY COLLECTED.

     If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Notes pursuant to this Article or otherwise and any monies that may then be held or thereafter received by the Trustee with respect to the Notes shall be applied, after payment to the Trustee of such amounts as may be payable to it under Section 6.07, in the order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Notes, upon presentation and surrender thereof:

          First: To the payment of amounts then due and unpaid to the Master Servicer in respect of Nonrecoverable Advances made by the Master Servicer pursuant to the Master Servicing Agreement;

          Second: To the payment of any amounts then due and owing to the Swap Provider pursuant to the Swap Agreement;

          Third: To the payment of amounts of interest and principal then due and unpaid upon the Outstanding Notes in accordance with the priorities set forth in Section 2.03(b) [or otherwise due and owing to the Insurer]; and

          Fourth: To the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

SECTION 5.09.     LIMITATION ON SUITS.

     No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has  previously  given  written  notice to the Trustee
     [and  the  Insurer   (unless  an  Insurer   Default  has  occurred  and  is
     continuing)] of a continuing Event of Default;

          (2) the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes[, with the prior written consent of the Insurer (unless an Insurer Default has occurred and is continuing),] shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by [the Insurer or] the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes [in the case of an Insurer Default];

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

SECTION 5.10. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

     Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on a Note to recovery from the property of the Issuer, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Stated Maturities of such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.11.     RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee[, the Insurer] or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee[, the Insurer] or to such Noteholder, then and in every such case the Issuer, the Trustee[, the Insurer (unless an Insurer Default has occurred and is continuing)] and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee[, the Insurer] and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.12.     RIGHTS AND REMEDIES CUMULATIVE.

     No right or remedy herein conferred upon or reserved to the Trustee[, the Insurer] or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.13.     DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee[, the Insurer] or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

SECTION 5.14.     CONTROL BY NOTEHOLDERS.

     [Subject to the rights of the Insurer under Article XII hereof,] the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) any direction to the Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the aggregate Principal Amount of the Notes specified in Section 5.18(b)(1), unless Section 5.18(b)(2) is applicable; and

          (3) [Reserved];

          (4) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

SECTION 5.15.     WAIVER OF PAST DEFAULTS.

     [Subject to the rights of the Insurer under Article XII hereof,] the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes may waive any past Default hereunder and its consequences, except a
Default:

          (1) in the payment of any installment of principal of, or interest on, any Note; or

          (2) in respect of a covenant or provision  hereof which under  Section
     9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.16.     UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Note by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the aggregate Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of any installment of interest on any Note on or after the Stated Maturity thereof expressed in such Note or for the enforcement of the payment of any installment of principal of any Note when due (or, in the case of any Note called for redemption, on or after the applicable redemption date).

SECTION 5.17.     WAIVER OF STAY OR EXTENSION LAWS.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.18.     SALE OF TRUST ESTATE.

     (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

          (1) the Holders of all Notes consent to, or direct the Trustee to make, such Sale; or

          (2) the proceeds of such Sale would be not less than the entire amount which would be distributable to the Holders of the Notes, in full payment thereof in accordance with Section 5.08, on the Payment Date next succeeding the date of such Sale.

          (3) [Reserved]

     The purchase by the Trustee of all or any portion of the Trust
Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.18(b).

     (c) Unless the Holders of all Notes have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph
(2) of subsection (b) of this Section 5.18 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid.

     (d) In connection with a Sale of all or any portion of the Trust Estate:

          (1) any Holder or Holders of Notes or _______________________, as manager under the Management Agreement[, or the Insurer] may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amount so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (2) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes as a result of such Sale in accordance with
     Section 5.08 on the Payment Date next  succeeding the date of such Sale and
     (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

SECTION 5.19.     ACTION ON NOTES.

     The Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee[, the Insurer] or the Holders of Notes shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.     DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. [If an Insurer Default has occurred and is continuing the Trustee shall use reasonable efforts to locate an additional insurer; provided that no additional insurance policy to the Insurer's Policy shall be accepted unless the Rating Agencies shall have provided written confirmation that, upon such policy being in force, the ratings on the Notes would be in the highest rating category of each such agency and the Issuer has consented to such additional insurer.]

     (b) Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture; and

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) This paragraph does not limit the effect of subsection (b) of this Section;

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.14 or Section 5.18;

          (4) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith at the direction of Noteholders [or the Insurer].

     (d) Except with respect to duties of the Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4) or any Master Servicer Default or unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Master Servicer Default or default is received by the Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections
6.07 and 8.02(d); provided, however, that, except as provided in the first sentence of this Section 6.01(e), the Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its reasonable fees and expenses; and provided further, however, that nothing in this Section 6.01(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Trustee pursuant to Section 6.07.

     (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

     (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Stated Maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders [and the Insurer] and the rights of Noteholders [and the Insurer] shall continue to be governed by the terms of this Indenture.

SECTION 6.02.     NOTICE OF DEFAULT.

     Upon the Trustee obtaining knowledge of the occurrence of any Default, the Trustee shall furnish the Issuer [and the Insurer] with notice of each such Default, and one Business Day thereafter shall transmit by mail to all Holders of Notes notice of each such default; provided, however, that except in the case of a Default of the type described in Section 5.01(1), the Trustee shall be protected in withholding such notice to all Holders of Notes if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Notes; [and provided, further, that the Trustee shall not withhold such notice from the Insurer; and provided, further, that in the case of any Default of the character specified in Section 5.01(3) or 5.01(4) no such notice to the Insurer and Holders of the Notes shall be given until at least 30 days after the occurrence thereof.] Concurrently with the mailing of any such notice to [the Insurer and the] Holders of the Notes, the Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

SECTION 6.03.     RIGHTS OF TRUSTEE.

     Except as otherwise provided in Section 6.01 hereof:

     (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the board of directors may be sufficiently evidenced by a written resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or the Officer's Certificate of the Master Servicer;

     (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request or direction of any of the Noteholders [or the Insurer] pursuant to this Indenture, unless such Noteholders [or the Insurer] shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer, to examine the books, records and premises of the Issuer, personally or by agent or attorney, during the Issuer's normal business hours; provided that the Trustee shall and shall cause its agents to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the execution and performance of any powers and duties by the Trustee directly or by or through agents or attorneys appointed and supervised by the Trustee hereunder;

     (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

     (i) prior to the time that one of its Responsible Officers obtains actual knowledge of a Master Servicer Default or a failure by the Master Servicer thereunder which with notice and the passage of time will become a Master Servicer Default, the Trustee shall not be responsible for taking action with respect thereto;

     (j) the Trustee shall not be responsible for supervising, monitoring or reviewing the Master Servicer's performance of its duties under the Master Servicing Agreement except to the extent of determining (i) that the periodic reports, certificates and opinions required to be delivered by the Master Servicer to it thereunder are delivered in timely fashion and conform to the requirements of the Master Servicing Agreement and (ii) that the amounts received by it from the Master Servicer for deposit in the Distribution Account during any month are as shown in the Master Servicer's report for such month; and

     (k) the provisions of this Section, other than clauses (e), (i) and (j), and of Sections 6.01(b) and (c) shall apply to the Trustee as it may be successor Master Servicer under the Master Servicing Agreement.

SECTION 6.04.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

     The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

     The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Pledged Mortgage, any Mortgage, any item of Additional Collateral and Insurance Policy, or any other item of collateral under this Indenture or the perfection and priority of any item of the Trust Estate or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payment to be distributed to Noteholders under this Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of any Pledged Mortgage to the Trustee or of any intervening assignment; the completeness of any Pledged Mortgage; the performance or enforcement of any Pledged Mortgage, the compliance by the Issuer or the Master Servicer with any warranty or representation made under this Indenture, the Administrator Agreement, the Master Servicing Agreement or any other agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Issuer or the Master Servicer or any loss resulting therefrom; the acts or omissions of any of the Issuer, the Master Servicer, or any Mortgagor; any action of the Master Servicer taken in the name of the Trustee; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken in good faith at the instruction of the Issuer, the Master Servicer [or the Insurer].
The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder.

SECTION 6.05.     MAY HOLD NOTES.

     The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not the Trustee, Agent or such other agent.

SECTION 6.06.     MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

SECTION 6.07.     COMPENSATION AND REIMBURSEMENT.

     The Issuer agrees to indemnify the Trustee and each of its directors, officers, employee and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder[, provided, however that unless an Insurer Default exists, the Trustee shall notify the Insurer of such legal action (provided that the failure to notify the Insurer shall not waive the rights of the Trustee to indemnification) and such indemnification by the Trustee out of the Note Account shall be preconditioned on the Trustee's duty (i) to allow the Insurer to control the defense or settlement of any such action and (ii) to allow the Insurer to direct the Trustee with respect thereto; provided, further, that (a) if the Insurer does not assume control of the defense of any such action within a reasonable period of time after the filing of such action, the Trustee shall have the right to act on its own in defending the action until such time as the Insurer assumes control of the defense, (b) the Trustee along with the Insurer shall have the right to consent to any counsel hired to defend the Trustee (which consent of the Trustee shall not be unreasonably withheld) and (c) the Trustee along with the Insurer shall have the right to consent to any settlement if the amount of such settlement is less than full indemnification or the Trustee would not be fully released from liability with respect to such action as a result of such settlement. Any amounts payable to the Trustee and its directors, officers, employees or agents, in respect of indemnification provided by this paragraph, or pursuant to any other right of reimbursement from the Note Account that the Trustee and its agents, may have hereunder in its capacity as such, including but not limited to the following paragraph of this Section 6.07, may be withdrawn by the Master Servicer or the Trustee from the Note Account and paid to the Trustee, or its agents, at any time subject to a maximum amount of
$         in  any  calendar  year  pursuant  to  Section   3(c)(iii)(D)  of  the
Administration Agreement. Any such amounts due to the Trustee, or its agents, in excess of $100,000 in such calendar year shall be reimbursable to the Trustee pursuant to Section 3(c)(vii)(G) of the Administration Agreement].

     As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien ranking junior to the lien of the Notes with respect to which any claim of the Trustee under this Section arose upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such payable pursuant to Section 3(c)(vii)(G) of the Administration Agreement. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Proceeding is in connection with a Proceeding in accordance with Article V for enforcement of the lien of this Indenture after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 6.07) and a resulting declaration of acceleration of Stated Maturity of the Notes which has not been rescinded and annulled.

SECTION 6.08.     ELIGIBILITY; DISQUALIFICATION.

     Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 6.09. The Trustee shall be subject to TIA Section 310(b).

SECTION 6.09.     TRUSTEE'S CAPITAL AND SURPLUS.

     The Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $50,000,000; provided, however, that the Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2) if this Indenture is qualified under the TIA. If the Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(2), its combined capital and surplus for purposes of this Section 6.09 shall be as set forth in the latest such report.

SECTION 6.10.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer [and the Insurer]. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by (1) [the Insurer or (2) by] Act of the Holders representing more than 662/3% of the aggregate Principal Amount of the Notes[, with the prior written consent of the Insurer; provided, however, the Insurer shall have no such right if an Insurer Default exists and is continuing, delivered to the Trustee and to the Issuer].

     (d) If at any time:

          (1) the  Trustee  shall  have a  conflicting  interest  prohibited  by
     Section 6.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.08 after written request therefor by the Issuer[, the Insurer] or by any Noteholder; provided, however, that this Section 6.10(d)(1) shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA, and until such qualification this Indenture shall be construed as if this Section 6.10(d)(1) were not contained herein; or

          (2) the Trustee shall cease to be eligible under Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee or (ii) subject to Section 5.16, [the Insurer or] any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of itself and all others similarly situated[, and with the prior written consent of the Insurer unless an Insurer Default exists and is continuing,] petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, unless this Indenture is qualified under the TIA and the Trustee's duty to resign is stayed as provided in Section 310(b) of the TIA.

     [(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order and with the prior written consent of the Insurer unless an Insurer Default exists and is continuing, shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee shall be appointed by the Insurer or by Act of the Holders of Notes representing more than 662/3% of the aggregate Principal Amount of the Notes and with the prior written consent of the Insurer unless an Insurer Default exists and is continuing, delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer, the Insurer or Noteholders and shall have accepted appointment in the manner hereinafter provided, the Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of itself and all others similarly situated and with the prior written consent of the Insurer unless an Insurer Default exists and is continuing, petition any court of competent jurisdiction for the appointment of a successor Trustee.]

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to [the Insurer and] the Holders of Notes. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer[, the Insurer] and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder[, provided such corporation shall be otherwise qualified and eligible under this Article and be acceptable to the Insurer, unless an Insurer Default has occurred and is continuing, without the execution or filing of any paper or any further act on the part of any of the parties hereto]. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had authenticated such Notes.

SECTION 6.13.     PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER.

     If this Indenture is qualified under the TIA, the Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated.

SECTION 6.14.     CO-TRUSTEES AND SEPARATE TRUSTEES.

     [Subject to the rights of the Insurer under Article XII hereof,] at any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Notes representing more than 50% of the aggregate Principal Amount of the Notes with respect to which a co-trustee or separate trustee is being appointed, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

     Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Each notice shall include the name and address of any such co-trustee or successor trustee.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

          (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case of an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee which has resigned or has been removed may be appointed in the manner provided in this Section.

          (4) No co-trustee or separate trustee shall be required to satisfy the eligibility requirements under Sections 6.08 and 6.09. No Trustee, co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

          (5) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

          (6) The Issuer and the Trustee may each at any time accept the resignation of or remove any co-trustee or separate trustee, except that following an Event of Default, the Trustee acting alone may accept the resignation of or remove any co-trustee or separate trustee.

SECTION 6.15.     AUTHENTICATING AGENTS.

     The Trustee may appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes and in connection with transfers and exchanges under Sections 2.06 and 2.07, if any, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.12 in connection with their initial issuance and for purposes of Section 2.08), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes "by the Trustee".

     Any Authenticating Agent may also serve as Note Registrar or co-Note Registrar, as provided in Section 2.07. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this Section 6.15 or pursuant to the terms of any supplemental indenture shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent (and, if applicable, of Note Registrar or co-Note Registrar) and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer.

     Any Authenticating Agent shall be entitled to reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.07. The provisions of Sections 2.10, 6.04 and
6.05 shall be applicable to any Authenticating Agent.

SECTION 6.16.     PAYMENT OF CERTAIN INSURANCE PREMIUMS.

     Notwithstanding anything to the contrary contained in this Indenture, the Trustee agrees, for the benefit of the Holders of the Notes [and the Insurer,] that, should it fail to receive notice from the Master Servicer, or the applicable insurers, within the time period required pursuant to the Master Servicing Agreement, to the effect that any premiums due with respect to any Insurance Policies the premiums for which are required to be paid by the Master Servicer from amounts on deposit in any related escrow account, or required to be advanced by the Master Servicer, the Trustee shall proceed with diligence to make inquiries of the Master Servicer, the Issuer and the applicable insurers as to whether such premiums have been paid at the times set forth in the Master Servicing Agreement. In the event such premiums have not been paid and the coverage provided under the related Insurance Policy may be interrupted or adversely affected, the Trustee agrees promptly to pay such premiums from amounts on deposit in the Distribution Account in accordance with its obligations under the applicable provisions of the Administration Agreement.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.01.     ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.

     (a) The Issuer shall furnish or cause to be furnished to the Trustee (i) semi-annually, not less than 45 days nor more than 60 days after the Interest Payment Date occurring closest to six months after the Closing Date and each Interest Payment Date occurring at six-month intervals thereafter, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished to the Trustee.

     (b) In addition to furnishing to the Trustee the Noteholder lists, if any, required under subsection (a), the Issuer shall also furnish all Noteholder lists, if any, required under Section 3.03 at the times required by Section 3.03.

SECTION 7.02.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Trustee as provided in Section 7.01 and the names and addresses of the Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) If this Indenture is qualified under the TIA, Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) If this Indenture is qualified under the TIA, the Issuer, the Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

SECTION 7.03.     REPORTS BY TRUSTEE.

     (a) If this Indenture is qualified under the TIA, then within 30 days after May 15 of each year (the "reporting date"), commencing with the year after the issuance of the Notes, (i) in the circumstance required by TIA Section 313(a), the Trustee shall mail to all Holders [and the Insurer] a brief report dated as of such reporting date that complies with TIA Section 313(a), (ii) the Trustee shall also mail to Holders of Notes [and the Insurer] with respect to which it has made advances any reports with respect to such advances that are required by TIA Section 313(b)(2) and (iii) the Trustee shall also mail to Holders of Notes [and the Insurer] any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(3), 313(b)(1) (if applicable) or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the aggregate Principal Amount of the then Notes covered by the report. The Trustee shall comply with TIA Section 313(c) with respect to any reports required by this Section 7.03(a).

     (b) If this Indenture is qualified under the TIA, a copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes [and the Insurer] be filed by the Trustee with the Commission and with each securities exchange upon which the Notes are listed. The Issuer will notify the Trustee when the Notes are listed on any securities exchange.

SECTION 7.04.     REPORTS BY ISSUER.

     If this Indenture is qualified under the TIA, the Issuer (a) shall file with the Trustee, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA Section 314(a).

SECTION 7.05. NOTICE TO THE RATING AGENCIES[, TO THE INSURER AND TO THE SWAP PROVIDER].

     The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies[, the Insurer and the Swap Provider] of any of the following events of which it has actual knowledge:

     (a) any material change to or amendment of this Indenture;

     (b) the occurrence of any Default or Event of Default that has not been cured;

     (c) the resignation or termination of the Trustee;

     (d) the substitution of Pledged Mortgages;

     (e) the final payment of Noteholders;

     [(f) any payment or claim made under the Insurer's Policy,] and

     (g) any Event of Default or Termination Event by, or with respect to, the Swap Provider or any notice received by the Issuer pursuant to the Swap Agreement that the Swap Provider reasonably believes that it may not be able to make a payment required to be made under the Swap Agreement.


                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

SECTION 8.01.     COLLECTION OF MONEYS.

     Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture. Except as otherwise expressly provided herein, if any default occurred in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default hereunder and any right to proceed thereafter as provided in Article V.

SECTION 8.02.     DISTRIBUTION ACCOUNT.

     (a) [Reserved.]

     (b) [Reserved.]

     (c) The Trustee shall establish and maintain, on behalf of the Noteholders [and the Insurer], the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted to the Trustee pursuant to Section 3(c)(iv) of the Administration Agreement; and

          (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

     In the event that the Administrator shall remit any amount not required to be remitted, it may withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding; provided that the Administrator shall submit an explanation of such withdrawal to the Issuer. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Noteholders[, the Insurer and the Swap Provider] until disbursed in accordance with this Indenture or withdrawn in accordance with Section 2.03(b). In no event shall the Trustee incur liability, other than any liability arising out of its recklessness, bad faith or willful misconduct, for withdrawals from the Distribution Account at the direction of the Administrator.

     (d) Subject to Sections 5.02, 5.08 and 6.16, on each Payment Date and Redemption Date, the Trustee shall distribute all amounts on deposit in the Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the amounts and in accordance with Section 2.03(b).

SECTION 8.03.     GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS.

     (a) Each Pledged Account shall relate solely to the Notes, the Investor Certificate, the Swap Agreement and to the Pledged Mortgages, Permitted Investments and other property securing the Notes. Funds and other property in each Pledged Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of a Pledged Account, other than the Distribution Account, in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to each Pledged Account.

     (b) All or a portion of the funds in the Pledged Accounts shall be invested in Permitted Investments and reinvested by the Trustee subject to the provisions of Section 3(c)(viii) of the Administration Agreement and, in the case of the Note Account, upon written direction of _______________________, so long as no Default or Event of Default shall have occurred and be continuing. The income and gain (net of any losses) realized from any such investment of funds on deposit in the Pledged Accounts shall be for the benefit of _______________________ or the Trustee as provided in Section 3(c)(viii) of the Administration Agreement and shall be remitted monthly to _______________________ or the Trustee, as applicable, as provided in the Administration Agreement. The amount of any realized losses in the Pledged Accounts incurred in respect of any such investments shall promptly be deposited by _______________________ or the Trustee, as applicable, in the applicable Pledged Account.

     (c) Subject to Sections 6.01(c) and 8.03(b), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable to the Trustee's failure to make payments on such Permitted Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (d) If a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 or if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration, then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Note Account in one or more Permitted Investments.

     (e) The Trustee shall, at all times while any Notes are outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Trustee, all certificates or other instruments, if any, evidencing any investment of funds in a Pledged Account. The Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in a Pledged Account, against delivery of the amount receivable in connection with any sale.

SECTION 8.04.     PURCHASES OF DEFECTIVE PLEDGED MORTGAGES.

     (a) If at any time the Issuer[, the Insurer] or the Trustee discovers or is notified (i) that there has been a breach of any of _______________________'s representations and warranties with respect to Pledged Mortgages contained in the Administration Agreement that materially and adversely affects the interests of the Noteholders[, the Insurer or the Swap Provider] in any Pledged Mortgage, or (ii) that any of the Mortgage Documents for a Pledged Mortgage has not been properly executed by the Mortgagor or contains a material defect, then the party discovering such defect or omission or receiving notice thereof shall promptly notify the other parties.

     (b) If any defect,  misrepresentation  or omission  described in subsection
(a) of this Section 8.04 materially and adversely affects the interests of the Noteholders[, the Insurer or the Swap Provider,] then _______________________, on behalf of the Issuer shall, pursuant to the applicable provisions of the Administration Agreement, either (i) cure any such defect, misrepresentation or omission, (ii) remove such Pledged Mortgage and substitute in its place a Replacement Pledged Mortgage or (iii) purchase the affected Pledged Mortgage, in each case at the times and in the manner set forth in the Administration Agreement.

     (c) Upon any such purchase or substitution, the Issuer shall be entitled to request a release of the defective Pledged Mortgage from the lien of this Indenture pursuant to Section 8.08(c) and Section 8.12.

     (d) If the Issuer or _______________________ shall either (i) purchase any Pledged Mortgage it is required to purchase pursuant to the Administration Agreement and deposit the Purchase Price therefor in the Note Account or (ii)
(a) remove such Pledged Mortgage from the Trust Estate and substitute in its place a Replacement Pledged Mortgage and (b) deposit in the Note Account any related Substitution Adjustment Amount, in each case in the manner set forth in the Administration Agreement, then the Issuer shall be deemed to have complied with all requirements imposed upon it by this Section 8.04 with respect to such Pledged Mortgage.

     (e) _______________________ shall, pursuant to the Management Agreement, in its sole discretion, have the right to purchase for its own account from the Trust Estate any Delinquent Pledged Mortgage at the Purchase Price therefor and in the same manner as that specified for the purchase of Defective Pledged Mortgages pursuant to Section 2(c)(iii) of the Administration Agreement; provided, however, that, prior to any such purchase by _______________________, _______________________ shall notify [the Insurer] of any such purchase proposed to be made by _______________________ and [the Insurer] shall have five Business Days to disapprove any such purchase. Upon purchase of such Pledged Mortgage by _______________________, the Administrator and the Issuer shall have the right to treat such Pledged Mortgage (a "Defaulted Pledged Mortgage") as having been the subject of a Principal Prepayment in Full and request the release thereof from the lien of this Indenture pursuant to Section 8.12.

     (f) With respect to any Converted Mortgage Loan for which the Master Servicing Agreement requires the Master Servicer to purchase the Converted Mortgage Loan, neither _______________________ or the Issuer shall have any obligation to purchase such a Converted Mortgage Loan should the Master Servicer fail to do so. Any purchase of a Converted Mortgage Loan by the Master Servicer or any other Person shall be at the price specified in the Master Servicing Agreement, but in no event less than Purchase Price therefor. Upon any such purchase of a Converted Mortgage Loan, the Administrator and the Issuer shall have the right to treat such Pledged Mortgage as having been the subject of a Principal Prepayment in Full and shall request the release thereof from the lien of this Indenture pursuant to Sections 8.08(c) and 8.12.

SECTION 8.05.     GRANT OF REPLACEMENT PLEDGED MORTGAGE.

     The Issuer shall be permitted to substitute any Pledged
Mortgage for any Original Pledged Mortgage initially Granted to the Trustee on the Closing Date pursuant to this Indenture as set forth in Sections 2(a)(ii) and 2(c)(iii) of the Administration Agreement.

SECTION 8.06.     REPORTS BY TRUSTEE TO NOTEHOLDERS.

     On each Payment Date, upon receipt from the Master Servicer, the Trustee shall deliver a Payment Date Statement to each Holder of Notes.

SECTION 8.07.     REPORTS BY TRUSTEE.

     In addition to any statements required to be delivered or prepared by the Trustee pursuant to Section 2.09, 8.02 or 10.01, the Trustee shall deliver to the Issuer [and the Insurer], within two Business Days after the request of the Issuer [or the Insurer], a written report setting forth the amount of each Pledged Account established hereunder and the identity of the investments included therein. Without limiting the generality of the foregoing, the Trustee shall, upon the request of the Issuer [or the Insurer], promptly transmit to the Issuer [and the Insurer] copies of all accountings of, and information with respect to, collections furnished to it by the Administrator and shall promptly notify the Issuer [and the Insurer] if on the Payment Date, the related Note Distribution Amount or any portion thereof has not been received by the Trustee.

SECTION 8.08.     TRUST ESTATE; RELEASE AND DELIVERY OF MORTGAGE DOCUMENTS.

     (a) The Trustee may, and when required by the provisions of this Indenture shall, execute instruments in form supplied to it to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture and the TIA. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) In connection with a redemption of the Notes as to which the Trustee receives a notice from the Issuer pursuant to Section 10.01(b) that the Redemption Amount will be deposited into the Distribution Account not later than 10:00 a.m., New York City time, on the Redemption Date, the Trustee is hereby authorized, if so directed by the Issuer in writing not less than five (5) Business Days prior to the Redemption Date, to release property from the lien of this Indenture on such Redemption Date against receipt by the Trustee of immediately available funds in an amount not less than the Redemption Amount.

     (c) Upon request by the Master Servicer accompanied by a Request for Release of Documents in the form of Exhibit Two to the Custodial Agreement to the effect that a Pledged Mortgage has been the subject of a Prepayment in Full or has otherwise been paid in full, together with any other items required under
Section 8.12, the Trustee shall promptly request that the Custodian release the related Mortgage Documents and execute such other documents as the Master Servicer may request to evidence satisfaction and discharge of such Pledged Mortgage.

     (d) The Trustee shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or Section 4.02), subject, however, to Section 4.01 and the rights of the Trustee under Section 6.07.

SECTION 8.09.     [RESERVED]

SECTION 8.10.     MASTER SERVICER AS AGENT AND BAILEES OF TRUSTEE.

     In order to facilitate the servicing of the Pledged Mortgages by the Master Servicer, the Master Servicer shall deposit in a Master Servicing Account proceeds of the Pledged Mortgages in accordance with the provisions of the Master Servicing Agreement and this Indenture, prior to the time they are deposited into the Note Account. In addition, the Master Servicer will be required to remit to the Administrator for deposit in the Note Account all funds held in the related Master Servicing Account that are required to be remitted to the Administrator in accordance with the terms of the Master Servicing Agreement and the Administration Agreement. Solely for purposes of perfection under
Section 9-305 of the Uniform Commercial Code or similar provision of law in the state in which such property is held by the Master Servicer, the Trustee hereby designates the Master Servicer as its agent and bailee to hold such funds with respect to the Pledged Mortgages until they are deposited into the Note Account as well as its agent and bailee in holding any Mortgage Documents or other documents contained released to it by the Custodian pursuant to the Custodial Agreement and any other items constituting a part of the Trust Estate which from time to time come into possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency pursuant to the Master Servicing Agreement, the Trustee, as secured party, will be deemed to have possession of such Mortgage Documents, such moneys and such other items for purposes of Section 9-305 of the Uniform Commercial Code or similar provision of law of the states in which such property is held by such Master Servicer.

SECTION 8.11.     OPINION OF COUNSEL.

     The Trustee shall be entitled to receive at least five
Business Days' notice of any action to be taken pursuant to Section 8.08(a) (other than in connection with releases of Pledged Mortgages which were the subject of a Principal Prepayment in Full) accompanied by copies of any instruments involved, and the Trustee shall be entitled to request an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

SECTION 8.12.     RELEASE OF PLEDGED MORTGAGES.

     (a) The Issuer shall be entitled to request a release from the lien of this Indenture of any Pledged Mortgage at any time after such Pledged Mortgage has been the subject of a Principal Prepayment in Full or in accordance with the requirements of Section 8.04 or 8.08 if:

          (i) the Master Servicer has complied with all requirements imposed on it by Section 8.04 or 8.08 in connection with such Pledged Mortgage (or is deemed to have complied with such requirements by reason of the provisions of Section 8.04(e));

          (ii) at the time such release is requested, no Default or Event of Default has occurred and is continuing; provided, however, that if a Pledged Mortgage has been the subject of a Principal Prepayment in Full, then the Trustee shall release such Pledged Mortgage from the lien of this Indenture upon compliance with all other conditions of this subsection (a), notwithstanding the existence of a Default or Event of Default;

          (iii) the Master Servicer, the Issuer or _______________________ delivers to the Trustee an Officers' Certificate (A) identifying the Pledged Mortgage to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Note Account with respect thereto, if any, and (D) certifying that the conditions set forth in clauses (i) and (ii) above have been satisfied; and

          (iv) the Issuer delivers to the Trustee a certificate of fair value if required by Section 314(d)(1) or Section 314(d)(3) of the TIA.

     (b) Upon satisfaction of the conditions specified in subsection (a) of this
Section 8.12, the Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer the Pledged Mortgage to be released (including all related Mortgage Documents) described in the Request for Release.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

     Subject to the rights of [the Insurer] under Article XII hereof and without the consent of the Holders of any Notes, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

          (3) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes or to surrender any right or power herein conferred upon the Issuer;

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Notes [and the Insurer, unless an Insurer Default has occurred and is continuing] (any such action shall be deemed not to adversely affect the interests of the Noteholders [and the Insurer] if the Issuer delivers to the Trustee letters from each Rating Agency to the effect that such action will not result in a downgrading of the Notes without taking into account the [Insurer's Policy]);

          (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA; or

          (7) to modify, eliminate or add to any provision of the Indenture as shall be necessary in order to procure another note insurance policy [in the event of an Insurer Default].

     The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

     The Trustee may in its discretion determine whether or not the rights of the Holder of Notes would be adversely affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. In making such determination, a supplemental indenture shall be conclusively deemed by the Trustee not to adversely affect the Notes if (i) the Trustee receives a letter or other writing from each Rating Agency rating the Notes to the effect that execution of the supplemental indenture will not result in any change in the current rating assigned by that Rating Agency to the Notes [without taking into account the Insurer's Policy (or in the case of clause (7) above]; that will not result in the Notes not being assigned by each agency the highest credit rating of each agency) and (ii) the supplemental indenture effects no change in principal priority schedules, interest rates, Redemption Prices, substitution of Mortgage Collateral, Payment Dates, Record Dates, terms or redemption, the application of surplus to the payment of the Notes or other payment terms. The Trustee shall not be liable for any such determination made in good faith.

     Prior to joining in the execution of any such supplemental indenture, the Trustee may in its discretion obtain an Opinion of Counsel to the effect that such transaction will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

     [The Trustee shall provide the Insurer, if any, with a copy of any supplemental indenture executed pursuant to this Section, by first class mail mailed to the Insurer within five Business Days after the execution of such supplemental indenture. Notwithstanding the foregoing, no supplemental indenture may be entered into without the prior written consent of the Insurer (except (i) in the case of clause (7) above or (ii) if an Insurer Default has occurred and is continuing).]

SECTION 9.02.     SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

     Subject to the rights of [the Insurer] under Article XII hereof and with the consent of the Holders of Notes representing not less than two-thirds of the aggregate Principal Amount of the Notes by Act of said Holders delivered to the Issuer and the Trustee [and the Insurer], the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (1) change the Stated Maturity of the final installment of the principal of, or any installment of interest on, any Note or reduce the principal amount thereof, the Note Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Stated Maturity thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Stated Maturity of the final installment of the principal thereof (or, in the case of redemption, on or after the applicable Redemption Date);

          (2) reduce the percentage of the aggregate Principal Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

          (3) modify any of the  provisions  of this  Section,  Section  5.14 or
     Section 5.18(b) except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

          (6) modify any of the provisions of this Indenture in such manner as to materially and adversely affect rights of the Holders of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein.

     The Trustee may in its discretion determine whether or not the rights of the Holder of any Notes would be materially and adversely affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes authenticated and delivered hereunder[, provided, however, that unless an Insurer Default has occurred and is continuing, written consent of the Insurer shall be required unless such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee and the Insurer adversely affect in any material respect the interests of the Insurer]. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. The Trustee shall mail to [the Insurer] a copy of any supplemental indenture executed pursuant to this Section, by first class mail, mailed to [the Insurer] within five Business Days after the execution of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03.     EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, consenting to or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee [and the Insurer, unless an Insurer default has occurred and is continuing,] shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. Executed copies of any supplemental indenture permitted by this Article shall be provided by the Trustee to the Rating Agencies.

SECTION 9.04.     EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.


SECTION 9.05.     CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

SECTION 9.06.     REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Notes.

SECTION 9.07.     AMENDMENTS TO DEPOSIT TRUST AGREEMENT OR ADMINISTRATION
                  AGREEMENT.

     Subject to the rights of [the Insurer] under Article XII hereof, the Trustee shall, upon Issuer Request, consent to any proposed amendment to the Deposit Trust Agreement or Administration Agreement, or an amendment to or waiver of any provision of any other document relating to the Deposit Trust Agreement or Administration Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Trustee of:

          (i) an Opinion of Counsel to the effect that such amendment or waiver will not materially and adversely affect the interests of the Holders of the Notes and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes without taking into account the [Insurer's Policy]; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating;

          (ii) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is the true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

          (iii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their rating of the Notes; and

          (iv) any other document required pursuant to Section 11.01;

provided, however, amendments to the definitions of Specified Overcollateralization Amount, Base Specified Overcollateralization Amount and Target Percentage (each of which is contained in the Administration Agreement), may be made solely upon (i) the written consent of the Issuer and[, if no Insurer Default shall have occurred and be continuing, the Insurer] and with the advise of tax counsel to the Issuer, or (ii) the written consent of the Issuer and the Trustee and with the advice of tax counsel to the Issuer [and without the consent of the Insurer if an Insurer Default shall have occurred and be continuing].

     Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

     Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                    ARTICLE X

                               REDEMPTION OF NOTES

SECTION 10.01.    REDEMPTION.

     (a) The Notes shall not be subject to special redemption.

     (b) The Notes shall be subject to redemption by the Issuer, in whole but not in part, at the option of the Issuer, on any Payment Date on or after the earlier of (i) ten years after the Closing Date and (ii) the Payment Date after which the Pool Principal Balance with respect to such Payment Date, is ____% or less than the Initial Pool Principal Balance, on the terms and conditions specified in this subsection (b) at the Redemption Price [plus all amounts due to the Insurer pursuant to the Insurance Agreement]. If the Issuer elects to so redeem the Notes, it shall, no later than 30 days prior to the Payment Date selected for such redemption, deliver notice of such election to the Trustee [and the Insurer] and either (a) deposit in the Distribution Account the Redemption Price therefor [plus all amounts due to the Insurer pursuant to the Insurance Agreement] and any amounts then due and owing to the Swap Provider (collectively, the "Redemption Amount") or (b) state in such notice that the Redemption Amount will be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Redemption Date.

     (c) [Reserved]

     (d) In effecting any redemption pursuant to subsection (b), concurrent with the notice provided for therein, the Issuer shall deliver an Issuer Order directing the Trustee to effect such redemption, any certification and opinion required pursuant to Section 11.01 and a form of redemption notice. All Notes so redeemed shall be due and payable on such Redemption Date upon the giving of the notice thereof required by Section 10.02.

     (e) If the Issuer or any Affiliate of the Issuer elects to retain the Notes following any redemption pursuant to subsection (b) of this Section 10.01, the Issuer shall, as a condition precedent to such redemption without retirement, consult with tax counsel to determine that such redemption without retirement will not adversely affect [the Insurer]. Prior to a resale of the Notes following any such redemption without retirement, the Issuer shall obtain an opinion of tax counsel confirming the status of the Notes as indebtedness for federal income tax purposes.

SECTION 10.02.    FORM OF REDEMPTION NOTICE.

     Notice of redemption shall be given by the Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than thirty days prior to the applicable Redemption Date (but in no event prior to the date on which the Redemption Amount with respect to the Notes to be redeemed pursuant to Section 10.01 has been deposited in the Distribution Account or the date on which the notice of such deposit referred to in Section
10.01 has been received by the Trustee) to [the Insurer] and each Holder of Notes to be redeemed, such Holders being determined as of the Record Date with respect to the Payment Date on which such redemption is to occur.

     All notices of redemption shall state:

          (1) the Redemption Date; and

          (2) the fact of such payment in full and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02). Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

SECTION 10.03.    NOTES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as provided in Section 10.02, the Notes or portions thereof so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price or elect not to retire the Notes so redeemed, as provided in Section 10.04) no interest shall accrue on such Redemption Price for any period after the last day preceding the day on which such Redemption Date occurs.

SECTION 10.04.    RETENTION OF NOTES BY ISSUER.

     In the event that the Issuer effects a redemption of the Notes in accordance with the provisions of Section 10.01(b), it may elect to cause the Notes to remain Outstanding and not release the lien of the Indenture with respect to the Trust Estate securing such Notes or terminate such Notes. If the Issuer so elects, the Notes shall not merge with the security therefor, but shall remain validly Outstanding, subject to the following paragraph.

                  The Trustee, if so directed by the Issuer in writing not less than (5) Business Days prior to the Redemption Date, shall authenticate and prepare for delivery on the Redemption Date new Notes evidencing Book Entry Notes or Definitive Notes (as directed by the Issuer) on the order of the Issuer against receipt by the Trustee of immediately available funds in an amount not less than the Redemption Amount.

     Notwithstanding the foregoing, no redemption of any Note shall be permitted without retiring it and no sale of previously redeemed Notes may be made by the Issuer unless the Issuer shall have delivered to the Trustee [and the Insurer, provided an Insurer Default has not occurred and is continuing], an Opinion of Counsel that such redemption without retirement or sale, as the case may be, does not violate any provision of the TIA or other applicable law.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01.    COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee [and the Insurer] an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include:

          (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 11.02.    FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his other certificate or opinion is based are erroneous. Any such Issuer certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Officers of the Owner Trustee or a certificate of the officers of the Depositor or the manager of the Issuer, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, or the Depositor or the manager of the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

     Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

SECTION 11.03.    ACTS OF NOTEHOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in any evidence by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not any notation of such action is made upon such Notes.

SECTION 11.04.    NOTICES, ETC. TO TRUSTEE AND ISSUER.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (1) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office with a copy to:
     ____________________________, ____________________________,
     _____________________, ____________________________, Attention:
     ____________________________ (____________________________);

          (2) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Sections 5.01(3) and
     (4)) if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to it
     _____________________________, ___________________________,
     _____________________,     ____________________________,    Attention:
     ____________________________, or at any other address previously furnished in writing to the Trustee by the Issuer;

          (3) any Rating Agency by the Trustee or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by such Rating Agency at the address specified therefor in the definition corresponding to the name of such Rating Agency;

          [(4) [the Insurer by the Trustee,] the Issuer or any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid to [the Insurer] at ____________________________, _________________________, _________________,
     ____________________________,    Attention:    ____________________________
     (________________________/____________________________ Notes, Class A-1 and
     Class A-2; or

          (5) the Swap Provider by the Trustee or the Issuer shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid to the Swap Provider at ___________________________,
     ____________________________,   _____________________,
     ____________________________, Attention: Swap Group (___________________).]

SECTION 11.05.    NOTICES AND REPORTS TO NOTEHOLDERS; WAIVER OF NOTICES.

     Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by any Noteholder shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to Noteholders of any event, such notice shall also be sent to S&P, so long as S&P is a Rating Agency and to Moody's so long as Moody's is a Rating Agency.

SECTION 11.06.    RULES BY TRUSTEE AND AGENTS.

     The Trustee may make reasonable rules for any meeting of Noteholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07.    CONFLICT WITH TRUST INDENTURE ACT.

     If this Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

SECTION 11.08.    EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.09.    SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 11.10.    SEPARABILITY.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11.    BENEFITS OF INDENTURE.

     Except as provided in Section 12.01(i) hereof, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12.    LEGAL HOLIDAYS.

     In any case where the date of any Payment Date, Redemption Date or any other date on which principal of, or interest on, any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of, or interest on, any Note, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

SECTION 11.13.    GOVERNING LAW.

     This Indenture and each Note shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Noteholders shall be determined in accordance with such laws.

SECTION 11.14.    COUNTERPARTS.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15.    RECORDING OF INDENTURE.

     This Indenture is subject to recording in any appropriate public recording office, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.12(c) or
Section 3.06.

SECTION 11.16.    ISSUER OBLIGATION.

     No recourse  may be taken,  directly or  indirectly,  against (i) the Bank,
(ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Bank or of any predecessor or successor of the Bank, (iii) any holder of a beneficial interest in the Issuer (solely in its capacity as such),
(iv) any incorporator, subscriber to the capital stock, stockholder, partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer, (v) the Depositor or any Affiliate thereof (other than the Issuer) or (vi) any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trustee with respect to the Issuer's obligation with respect to the Notes or the obligation of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

SECTION 11.17.    INSPECTION.

     The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee [or the Insurer], during the Issuer's normal business hours, to examine all books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee [or the Insurer], as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any reasonable expense incident to the exercise by the Trustee [or the Insurer] of any rights under this Section 11.17, but not in excess of $5,000 per year, shall be borne by the Issuer.

SECTION 11.18.    USURY.

     The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Trustee, acting on behalf of the Holder of such Note, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid.

SECTION 11.19.    NO PETITION.

     The Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Operative Agreements.

                                  [ARTICLE XII

                                THE NOTE INSURER

SECTION 12.01. CERTAIN MATTERS REGARDING THE INSURER AND THE INSURER'S POLICY.

     (a) Rights of the Insurer to Exercise Certain Rights of Noteholders. By accepting its Note, each noteholder agrees that unless an Insurer Default exists, the Insurer shall have the right to exercise the Voting Rights of the Noteholders with respect to all matters, including without limitation the following matters without any further consent of the Noteholders, to the extent such rights are provided for herein:

          (i) the right to direct the Trustee to terminate the rights and obligations of the Master Servicer under the Master Servicing Agreement in the event of a Master Servicer Default;

          (ii) the right to consent to or direct any waivers of defaults by the Master Servicer;

          (iii) the right to remove the Trustee pursuant to this Indenture;

          (iv) the right to institute proceedings against the Master Servicer and the right to direct Proceedings pursuant to Section 5.14 of this Indenture;

          (v)   the   right   to   require   the   Issuer,    the   Company   or
     _____________________ to repurchase or substitute Pledged Mortgage Loans pursuant to this Indenture;

          (vi) the right to accelerate maturity of the Notes or rescind a declaration of acceleration pursuant to Section 5.02 of this Indenture;

          (vii) the right to direct the  exercise  of all  remedies  pursuant to
     Section 5.04 of this Indenture;

          (viii) the right to request that the Trustee take possession of and retain the Trust Estate pursuant to Section 5.05 of this Indenture or to rescind such election by the Trustee pursuant to the same section; and

          (ix) the right to waive any past Default pursuant to Section 5.15 of this Indenture.

     In addition, unless an Insurer Default exists, the Insurer's consent will be required prior to, among other things, (i) the appointment of any successor Trustee or Master Servicer or (ii) any amendment to the Indenture; provided, however, that the Insurer shall not unreasonably withhold, condition or delay its consent. Each Noteholder agrees that, unless an Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Insurer.

     (b) Issuer to Act Solely with Consent of the Insurer. Unless an Insurer Default exists and is continuing, the Issuer shall not exercise the right to appoint a co-trustee pursuant to Section 6.14 of this Indenture or successor trustee pursuant to Section 6.10 of this Indenture without the prior written consent of the Insurer.

     Unless an Insurer Default exists and is continuing, the Issuer and the Trustee shall not undertake any litigation with respect to the Trust Estate without the prior consent and at the direction of the Insurer.

     (c) Trustee to Act Solely with Consent of the Insurer. Unless an Insurer Default exists and is continuing, the Trustee shall not exercise the right to:

          (i) agree to any amendment of this Indenture, Deposit Trust Agreement or Administration Agreement pursuant to Article IX of this Indenture;

          (ii) undertake any litigation pursuant to the Indenture or incur any expenses reimbursable pursuant to Section 6.03 of this Indenture;

          (iii) exercise any of the remedies set forth in Section 5.04 or 5.06 of this Indenture;

          (iv) appoint co-trustees or separate trustees pursuant to Section 6.14 of this Indenture; or

          (v) agree to any amendment to, or grant any waiver of rights under, the Master Servicing Agreements;

without the prior written consent of the Insurer, which shall not be unreasonably withheld; provided, however, during the existence and continuation of an Insurer Default the Trustee shall not require the prior written consent of the Insurer to exercise any of the rights enumerated above.

     (d) Trust Estate and Accounts Held for Benefit of the Insurer and the Noteholders. The Trustee shall hold the Trust Estate (subject to the obligations of each Custodian) for the benefit of the Noteholders and, unless an Insurer Default exists and is continuing, the Insurer, and all references in this Indenture and in the Notes to the benefit of Holders of the Notes shall, unless an Insurer Default exists and is continuing, be deemed to include the Insurer. The Trustee shall, unless an Insurer Default exists and is continuing, cooperate in all reasonable respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Indenture and the Notes.

     (e) Claims Upon the Insurer's Policy.

          (i) The Trustee shall (A) receive as attorney-in-fact of each Noteholder any Insured Payment from the Insurer or on behalf of the Insurer and (B) disburse such Insured Payment to such Noteholders in accordance with Section 2.03(b) hereof for the benefit of the related Noteholders. Any Insured Payment received by the Trustee shall be held by the Trustee uninvested. Insured Payments disbursed by the Trustee from proceeds of the Insurer's Policy shall not be considered payment by the Issuer with respect to the Notes, nor shall such payments discharge the obligation of the Issuer with respect to such Notes, and the Insurer shall become the owner of such unpaid amounts due from the Issuer in respect of such Insured Payments as the deemed assignee and subrogee of such Noteholders and shall be entitled to receive the Insurer Reimbursement Amount in respect thereof. The Trustee hereby agrees on behalf of each Noteholder for the benefit of the Insurer that it recognizes that to the extent the Insurer makes Insured Payments for the benefit of the Noteholders, the Insurer will be entitled to receive the related Insurer Reimbursement Amount in accordance with the priority of distributions referenced in Section 2.03(b) hereof.

          (ii) The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action, of which an Officer of the Trustee has actual knowledge, constituting a Preference Claim in respect of any payment made on the Notes. Each Noteholder that pays any amount pursuant to a Preference Claim theretofore received by such Noteholder on account of a Note will be entitled to receive reimbursement for such amounts from the Insurer in accordance with the terms of the Insurer's Policy. Each Noteholder, by its purchase of Notes, and the Trustee hereby agree that, the Insurer (so long as no Insurer Payment Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated to the rights of the Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          (iii) Each Noteholder, by its purchase of Notes, and the Trustee hereby agree that, unless an Insurer Default exists and is continuing, the Insurer shall have the right to direct all matters relating to the Notes in any proceeding in a bankruptcy of the Issuer, including without limitation any proceeding relating to a Preference Claim, any appeal of any order relating to a Preference Claim and the posting of any surety or bond pending any such appeal.

     (f) Trustee to Cooperate. Unless an Insurer Default exists and is continuing, the Trustee shall cooperate in all respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

     (g) Surrender and Cancellation. The Trustee shall surrender the Insurer's Policy to the Insurer for cancellation upon the expiration of the term of the Insurer's Policy as provided in the Insurer's Policy.

     (h) Reports to the Insurer. All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to any of the Noteholders shall also be sent to the Insurer. The Issuer and the Trustee shall make available to the Insurer their books and records for the purpose of copying and inspection of any information about the Notes or the Noteholders.

     (i) Third-Party Beneficiary. The Insurer shall be a third-party beneficiary of this Indenture, entitled to enforce the provisions thereof as if a party thereto.

     (j) Costs and Expenses. The Insurer shall not be responsible for any costs or expenses relating to the Trust Estate or the Pledged Mortgages except for the payment of amounts pursuant to the Insurer's Policy.

     (k) Survival of the Insurer's Right to be Reimbursed.
Notwithstanding Section 4.01 of this Indenture, this Indenture shall not be discharged or satisfied until satisfaction of the conditions set forth therein and payment of the Insurer Reimbursement Amount. The Insurer's right to receive the Insurer Reimbursement Amount shall survive the satisfaction and discharge of this Indenture.

     (l) Opinions of Counsel. While the Insurer's Policy is in effect, each Opinion of Counsel rendered pursuant to the Indenture, the Administration Agreement, the Deposit Trust Agreement, the Custodial Agreement, the Master Servicing Agreement, the Master Mortgage Loan Purchase Agreement or the Management Agreement also shall be addressed to the Insurer.]

     IN WITNESS WHEREOF, each party has caused this Indenture to be executed by its duly authorized officer or officers as of the day and year first above written.

                                    ____________________________________________
                                    as Issuer

                                    By: _______________________________________,

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    ___________________________________________
                                    as Trustee

                                    By: _______________________________________
                                        Authorized Officer

                                    By: _______________________________________
                                        Name:
                                        Title:

STATE OF _________________          )
                                    ) ss.:
COUNTY OF _________________         )

     On the day of _________________, 19__ before me personally came _________________, to me known, who being by me duly sworn did depose and say that she/he resides in _________________, that she/he is the _________________
of _________________, the corporation described in and which executed the above instrument and that she/he signed her/his name thereto by authority of the Board of Directors of said corporation.

[NOTARIAL SEAL]
                                          _____________________________________
                                                    Notary Public

STATE OF _________________ )
                           )  ss.:
COUNTY OF ________________ )

     On the day of , 19__, before me, a notary public in and for said State, personally appeared _________________, known to me (or proved to me on the basis of satisfactory evidence) to be a _________________ of _________________, the
corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed it on behalf of said _________________ corporation, and acknowledged to me that such _________________ corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]
                                       _________________________________________
                                                   Notary Public


                                    EXHIBIT I

                      LETTER AGREEMENT WITH THE DEPOSITORY

                                   EXHIBIT II

                             FORM OF CLASS A-1 NOTE

     PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE PRINCIPAL AMOUNT OF THIS NOTE MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          ________________________
               a ________________________ Statutory Business Trust

                         ________________________ Notes
                                    CLASS A-1

                      STATED MATURITY: ___________ __, 20__

                         ISSUE DATE: ___________ _, 199_

Initial Principal
Amount of this Note:

$___________                                              CUSIP NO. _________
                                                          CERTIFICATE NUMBER 1

     ________________________ (the "Issuer"), a statutory business trust formed under a deposit trust agreement dated as of ________ __, 199_ and having ________________________, a ________________________, as Owner Trustee, for
value received,  hereby promises to pay to  _____________________  or registered
assigns,              the              principal              sum             of
___________________________________________________________              DOLLARS
($___________) in monthly installments on the twenty-fifth day of each month, commencing on ________ __, 199_ (each, a "Payment Date"), and ending on or before ________ __, 20_, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Principal Amount (as defined in the Indenture hereinafter referred to) of this Note on each Payment Date for the related period, commencing on the immediately preceding Payment Date (or, in the case of the first Interest Accrual Period, commencing on ________ __, 199_) and ending on the date immediately preceding such Payment Date, as set forth herein and in the Indenture and the Administration Agreement referred to below. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

     Installments of principal of this Note are due and payable as described in the Indenture dated as of ________ __, 199_ (the "Indenture"), among the Issuer and the Trustee, as such indenture may be amended or supplemented from time to time as permitted thereby.

     The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described herein and in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, ________________________ has caused this instrument to be duly executed by its duly authorized officer.

Dated:___________________  ____, 199___       __________________________________

                                           By:__________________________________

                                           By: _________________________________

                                           Title: ______________________________

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

_________________________,
as Trustee

By: _____________________________,
   Authorized Signatory

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its ____________________________ Notes (herein called the "Notes"). The Notes are issuable in one or more classes; the Notes of particular Classes being herein called the Class A-1 and Class A-2 Notes, all issued and to be issued under the Issuer's Indenture dated as of ________ __, 199_ between the Issuer and ____________________________ (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Notes, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes of each particular Class thereof and the terms upon which the Notes of each Class are, and are to be, authenticated and delivered. The Note is one of the Class A-1 Notes.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture or, if not defined therein, in the Administration Agreement.

     The interest rate for the Class A-1 Notes (the "Class A-1 Interest Rate") on each Payment Date shall be ____________________________.

     As provided in the Indenture, the Notes are issuable in Classes which may vary as is provided or permitted in the Indenture. Notes of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

     For each Payment Date, the aggregate amount of each installment of interest due and payable on the Class A-1 Notes will be equal to the Class A-1 Interest
Payment Amount and any Class A-1 Noteholders' Interest Carryover for such Payment Date.

     The "Class A-1 Interest Payment Amount" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-1 Interest Rate on the then outstanding Principal Amount of the Class A-1 Notes immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Notes on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-1 Interest Rate[; provided, that, solely in the case where an Insurer Default shall have occurred and is continuing, the rate at which the amount in clause
(i) above is calculated shall be the lesser of the Class A-1 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Note Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded for such Payment Date regardless of any continuation of such Insurer Default)].

     For any Payment Date on which interest accrues on the Class A-1 Notes based on the Weighted Average Net Mortgage Rate, Class A-1 Noteholders' Interest Carryover will accrue and be payable as provided in the Administration Agreement and the Indenture.

     For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class A-1 Notes will be equal to the amount determined pursuant to the Indenture. The entire unpaid principal amount of this Note shall be due and payable, if not then previously paid, on the Stated Maturity set forth on the face hereof.

     All payments of principal of, and interest on, the Notes shall be made only from the Trust Estate Granted as security for the Notes[, the Policy referred to below] and any other assets of the Issuer that have not been Granted as security for any other notes or obligations of the Issuer, and each Holder hereof, by its acceptance of this Note, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither _________________________ in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Note or the Indenture.

     Payment of the then remaining unpaid principal amount of this Note on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Note or payment of the Redemption Price payable on any date as of which this Note has been called for redemption in full, shall be made upon presentation of this Note to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Note due and payable on each Payment Date or on any Redemption Date, to the extent this Note is not being paid in full, together with any installment of principal of this Note due and payable on each Payment Date or the Redemption Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the last day of the month preceding the month in which such Payment Date occurs (each a "Record Date").

     Checks for amounts which include installments of principal due on this Note shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

     If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Note to the office or agency of the Issuer maintained for such purpose.

     [The failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Note shall not constitute an Event of Default under the Indenture unless the aggregate Principal Amount of the Notes exceeds the Pool Principal Balance with respect to a Payment Date of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on a Payment Date or unless the Notes are not paid in full at their Stated Maturity.]

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Note, the amount payable to the Holder of this Note will be equal to the Principal Amount of this Note on the date this Note becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Notes, all amounts collected as proceeds of the collateral securing the Notes or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Notes shall be payable at the rate set forth in the Indenture.

     The Notes are not prepayable or redeemable at the option or direction of the Issuer except that the Notes are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date after the earlier of (a) ten years after the initial issuance of the Notes and (b) the Payment Date after which the Pool Principal Balance with respect to such Payment Date, is ____% or less of the Original Pool Principal Balance, at a redemption price equal to 101% of the unpaid Principal Balance for the Class A-1 Notes, plus accrued and unpaid interest thereon at the Class A-1 Interest Rate.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Note is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The  Indenture  permits[,  subject  to the rights of the  Insurer  and with certain exceptions as therein provided,] the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing two-thirds of the Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Principal Amount of the Notes on behalf of the Holders of all the Notes[, subject to the rights of the Insurer,] to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future holders of this Note and of any Note issued upon the registration of transfer herefor or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee[, subject to the rights of the Insurer,] to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes of any Series issued thereunder and also permits certain amendments without the consent of Noteholders.

     [As provided in the Indenture, the Insurer shall have the right to control the exercise of certain remedies set forth therein and to exercise certain of the voting rights of the Holders of the Notes and certain other rights may only be exercised with the consent of the Insurer.]

     The Notes are "Book Entry Notes" which will be available to investors only through the book entry facilities of The Depository Trust Company, and note certificates for all Classes of Notes will be available only under certain limited circumstances as described in the Indenture.

     AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   EXHIBIT III

                             FORM OF CLASS A-2 NOTE

     PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE PRINCIPAL AMOUNT OF THIS NOTE MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         _________________________
               a ________________________ Statutory Business Trust

                         ________________________ Notes

                                    CLASS A-2

                  STATED MATURITY: ___________________ __, 20__

                    ISSUE DATE: ___________________ _, 199___

Initial Principal
Amount of this Note:

$___________                                            CUSIP NO. _________
                                                        CERTIFICATE NUMBER 1

     ________________________ (the "Issuer"), a statutory business trust formed under a deposit trust agreement dated as of ________ __, 199_ and having ________________________, a ________________________, as Owner Trustee, for
value received, hereby promises to pay to ________________________ or registered
assigns,              the              principal              sum             of
___________________________________________________  DOLLARS  ($___________)  in
monthly installments on the twenty-fifth day of each month, commencing on ________ __, 199_ (each, a "Payment Date"), and ending on or before ________ __, 20_, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Principal Amount (as defined in the Indenture hereinafter referred to) of this Note on each Payment Date for the related period, commencing on the immediately preceding Payment Date (or, in the case of the first Interest Accrual Period, commencing on ________ __, 199_) and ending on the date immediately preceding such Payment Date, as set forth herein and in the Indenture and the Master Servicing Agreement referred to below. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

     Installments of principal of this Note are due and payable as described in the Indenture dated as of ________ __, 199_, among the Issuer and the Trustee and ____________________ as such indenture may be amended or supplemented from time to time as permitted thereby.

     The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described herein and in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, ________________________ has caused this instrument to be duly executed by its duly authorized officer.

Dated: ____________________ _, 199___        __________________________________
                                             By: ______________________________,
                                                 By:
                                                 Title:

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

____________________________,
as Trustee

By:_________________________,
   Authorized Signatory

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its ____________________________ Notes (herein called the "Notes"). The Notes are issuable in one or more classes; the Notes of particular Classes being herein called the Class A-1 and Class A-2 Notes, all issued and to be issued under the Issuer's Indenture dated as of ________ __, 199_ between the Issuer and ____________________________ (the "Trustee", which term includes any successor Trustee under the Indenture, which authorized the Notes, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes of each particular Class thereof and the terms upon which the Notes of each Class are, and are to be, authenticated and delivered. The Note is one of the Class A-2 Notes.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture or, if not defined therein, in the Administration Agreement.

     The interest rate for the Class A-2 Notes (the "Class A-2 Interest Rate") on each Payment Date shall be ____________________________.

     As provided in the Indenture, the Notes are issuable in Classes which may vary as is provided or permitted in the Indenture. Notes of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

     For each Payment Date, the aggregate amount of each installment of interest due and payable on the Class A-2 Notes will be equal to the Class A-2 Interest
Payment Amount and any Class A-2 Noteholders' Interest Carryover for such Payment Date.

     The "Class A-2 Interest Payment Amount" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-2 Interest Rate on the then outstanding Principal Amount of the Class A-2 Notes immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Notes on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-2 Interest Rate[; provided, that, solely in the case where an Insurer Default shall have occurred and is continuing, the rate at which the amount in clause
(i) above is calculated shall be the lesser of the Class A-2 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Note Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded for such Payment Date regardless of any continuation of such Insurer Default)].

     For any Payment Date on which interest accrues on the Class A-2 Notes based on the Weighted Average Net Mortgage Rate, Class A-2 Noteholders' Interest Carryover will accrue and be payable as provided in the Administration Agreement and the Indenture.

     For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class A-2 Notes will be equal to the amount determined pursuant to the Indenture. The entire unpaid principal amount of this Note shall be due and payable, if not then previously paid, on the Stated Maturity set forth on the face hereof.

     All payments of principal of, and interest on, the Notes shall be made only from the Trust Estate Granted as security for the Notes[, the Policy referred to below] and any other assets of the Issuer that have not been Granted as security for any other notes or obligations of the Issuer, and each Holder hereof, by its acceptance of this Note, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither ___________________________ in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Note or the Indenture.

     Payment of the then remaining unpaid principal amount of this Note on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Note or payment of the Redemption Price payable on any date as of which this Note has been called for redemption in full, shall be made upon presentation of this Note to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Note due and payable on each Payment Date or on any Redemption Date, to the extent this Note is not being paid in full, together with any installment of principal of this Note due and payable on each Payment Date or the Redemption Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the last day of the month preceding the month in which such Payment Date occurs (each a "Record Date").

     Checks for amounts which include installments of principal due on this Note shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

     If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Note to the office or agency of the Issuer maintained for such purpose.

     [The failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Note shall not constitute an Event of Default under the Indenture unless the aggregate Principal Amount of the Notes exceeds the Pool Principal Balance with respect to a Payment Date of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on such Payment Date or unless the Notes are not paid in full at their Stated Maturity.]

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Note, the amount payable to the Holder of this Note will be equal to the Principal Amount of this Note on the date this Note becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Notes, all amounts collected as proceeds of the collateral securing the Notes or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Notes shall be payable at the rate set forth in the Indenture.

     The Notes are not prepayable or redeemable at the option or direction of the Issuer except that the Notes are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date after the earlier of (a) ten years after the initial issuance of the Notes and (b) the Payment Date after which the Pool Principal Balance with respect to such Payment Date is ____% or less of the Original Pool Principal Balance, at a redemption price equal to 100% of the unpaid Principal Amount for the Class A-2 Notes, plus accrued and unpaid interest thereon at the Class A-2 Interest Rate.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Note is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The  Indenture  permits[,  subject  to the rights of the  Insurer  and with certain exceptions as therein provided,] the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing two-thirds of the Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Principal Amount of the Notes on behalf of the Holders of all the Notes[, subject to the rights of the Insurer,] to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee[, subject to the rights of the Insurer,] to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes of any Series issued thereunder and also permits certain amendments without the consent of Noteholders.

     [As provided in the Indenture, the Insurer shall have the right to control the exercise of certain remedies set forth therein and to exercise certain of the voting rights of the Holders of the Notes and certain other rights may only be exercised with the consent of the Insurer.]

     The Notes are "Book Entry Notes" which will be available to investors only through the book entry facilities of The Depository Trust Company, and note certificates for all Classes of Notes will be available only under certain limited circumstances as described in the Indenture.

     AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Note at the times, place and rate, and in the coin or currency herein prescribed.

                                   [EXHIBIT IV

                         FORM OF NOTE INSURANCE POLICY]